Prospectus

February 1, 2024

	Class A	Class C	Class N	Class T*	Class Y
Loomis Sayles Core Plus Bond Fund	NEFRX	NECRX	NERNX	LCPTX	NERYX
Loomis Sayles Global Allocation Fund	LGMAX	LGMCX	LGMNX	LGMTX	LSWWX
Loomis Sayles Growth Fund	LGRRX	LGRCX	LGRNX	LGRTX	LSGRX
Loomis Sayles Intermediate Duration Bond Fund	LSDRX	LSCDX	LSDNX	LSDTX	LSDIX
Loomis Sayles Limited Term Government and Agency Fund	NEFLX	NECLX	LGANX	LGATX	NELYX
*	Class T shares of the Funds are not currently available for purchase.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary

Loomis Sayles Core Plus Bond Fund
Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.18%	0.18%	0.08%	0.18%[1]	0.18%
Total annual fund operating expenses	0.75%	1.50%	0.40%	0.75%	0.50%
Fee waiver and/or expense reimbursement[2]	0.01%	0.01%	0.00%	0.01%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.74%	1.49%	0.40%	0.74%	0.49%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and Natixis Advisors, LLC (“Natixis Advisors”), the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.74%, 1.49%, 0.44%, 0.74% and 0.49% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for the Class A, Class C, Class T and Class Y shares are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$497	$654	$823	$1,315
Class C	$252	$473	$818	$1,587

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Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class N	$41	$128	$224	$505
Class T	$324	$483	$656	$1,156
Class Y	$50	$159	$279	$627

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$152	$473	$818	$1,587
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund will invest at least 65% of its net assets in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Bloomberg U.S. Aggregate Bond Index fluctuates, as of December 31, 2023, the effective duration was approximately 6.89 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest.
The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities and inflation-linked securities.
The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.
Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Fund. It

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Fund Summary

may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

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Fund Summary

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including forward currency contracts, structured notes, futures and swaps (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.  Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid.  Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.
Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance

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Fund Summary

(before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2023, 7.28% Lowest Quarterly Return: Second Quarter 2022, -5.97%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Class Y - Return Before Taxes	6.12%	1.93%	2.36%
Return After Taxes on Distributions	4.46%	0.57%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	0.93%	1.22%
Class A - Return Before Taxes	1.44%	0.81%	1.67%
Class C - Return Before Taxes	4.09%	0.92%	1.50%
Class N - Return Before Taxes	6.21%	2.02%	2.45%
Class T - Return Before Taxes	3.27%	1.17%	1.86%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis Sayles
Portfolio Managers
Lead Portfolio Managers
Peter W. Palfrey, CFA®, Portfolio Manager at the Adviser, has served as co-lead portfolio manager of the Fund since 1996.
Richard G. Raczkowski, Portfolio Manager, Co-Head of the Relative Return Team and Director of the Adviser, has served as co-lead portfolio manager of the Fund since 1999.
Agency MBS Portfolio Managers
Ian Anderson, Agency MBS Strategist for the Mortgage and Structured Finance Team and Lead Portfolio Manager for the Dedicated Agency MBS Strategies at the Adviser, has served as co-agency MBS portfolio manager of the Fund since 2020.

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Fund Summary

Barath W. Sankaran, CFA®, Co-Portfolio Manager for the Dedicated Agency MBS Strategies at the Adviser, has served as co-agency MBS portfolio manager of the Fund since 2020.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no initial or subsequent investment minimum for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also

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Fund Summary

applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary

Loomis Sayles Global Allocation Fund
Investment Goal
The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.18%	0.18%	0.08%	0.18%[1]	0.18%
Total annual fund operating expenses	1.17%	1.92%	0.82%	1.17%	0.92%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.17%	1.92%	0.82%	1.17%	0.92%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20%, 1.95%, 0.90%, 1.20% and 0.95% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$687	$925	$1,182	$1,914
Class C	$295	$603	$1,037	$2,048
Class N	$84	$262	$455	$1,014
Class T	$366	$612	$878	$1,635

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Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class Y	$94	$293	$509	$1,131

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$195	$603	$1,037	$2,048
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-income securities of U.S. and foreign issuers. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities and other equity-like interests in an issuer. The Fund generally invests in equity securities of issuers with a minimum market capitalization of $1 billion at the time of investment. Fixed-income securities purchased by the Fund may include bonds and other debt obligation of U.S. and foreign issuers, including but not limited to corporations, governments and supranational entities. The Fund may invest in fixed-income securities regardless of market capitalization, maturity or duration parameters. The Fund will invest a significant portion of its assets outside the U.S., including securities of issuers located in emerging market countries. There are various ways the Adviser determines how an investment is economically tied to a country or region. Typically, the Adviser will look at either the countries of risk or countries of issuance and report based on either method.
The portfolio managers reallocate the Fund’s assets between equity and fixed income securities based on their assessment of current market conditions, the attractiveness of individual securities and the relative opportunities within each asset class, among other factors. In deciding which equity securities to buy and sell, the Adviser generally looks to purchase quality companies at attractive valuations with the potential to grow intrinsic value over time. The Adviser uses discounted cash flow analysis, among other methods of analysis, to determine a company’s intrinsic value. In deciding which fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades, which may include securities that are below investment grade (also known as “junk bonds”).
In assessing both risks and opportunities related to the Fund’s investments, the Adviser seeks to take into account the factors that may influence an investment’s performance over time. This includes material environmental, social, and governance (“ESG”) risks and opportunities (those which could cause a material impact on the value of an investment).
In integrating risks and opportunities into its investment process, the Adviser takes into account ESG factors that it deems may be material to an investment, such as carbon intensity, renewable energy usage from low carbon sources, workplace diversity, and board composition, at all stages of the investment management process, including strategy development, investment analysis and due diligence, and portfolio construction (including at the point where the investment team considers investment opportunities), and as part of its ongoing monitoring and risk analysis.
To the extent that the Adviser concludes that there is an ESG risk associated with an investment, the Adviser assesses the probability and potential impact of that ESG risk against the potential pecuniary advantage to the Fund of making the investment. If the Adviser believes the potential pecuniary advantage outweighs the actual or potential impact of the ESG risk, then the Adviser may still make the investment.
The Fund may also invest in foreign currencies, collateralized mortgage obligations, collateralized loan obligations, zero-coupon securities, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private equity investments, mortgage-related securities, convertible securities and structured notes. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions (such as forward currency contracts) for hedging and investment purposes and futures transactions and swap transactions (including credit default swaps). Frequent trading may produce high transaction costs and a high level of taxable capital gains, including short-term capital gains taxable as ordinary income, which may lower the Fund’s return. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

9

Fund Summary

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Allocation Risk: The Fund’s investment performance depends, in part, on how its assets are allocated. The allocation between asset classes and market exposures may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including options, forward currency contracts, futures transactions, structured notes and swap transactions (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an

10

Fund Summary

advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
ESG Risk: Risks related to ESG factors may impact the performance of securities in which the Fund invests. Such ESG factors include, for example, climate change; resource depletion; renewal energy usage; governance, diversity and labor practices; workplace health and safety; supply chain standards; and product health and safety. The companies or issuers in which the Fund invests may not have favorable ESG characteristics.
Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.  Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid.  Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.
Mortgage-Related Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

11

Fund Summary

REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of two broad measures of market performance. The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Bond Index. The two indices composing the Blended Index measure, respectively, the performance of global equity securities and global investment grade fixed income securities. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 16.50% Lowest Quarterly Return: Second Quarter 2022, -15.95%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class Y - Return Before Taxes	22.43%	9.53%	7.26%	-
Return After Taxes on Distributions	21.30%	8.01%	5.96%	-
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	7.45%	5.62%	-
Class A - Return Before Taxes	15.15%	7.97%	6.36%	-
Class C - Return Before Taxes	20.19%	8.43%	6.35%	-
Class N - Return Before Taxes	22.58%	9.63%	-	8.72%
Class T - Return Before Taxes	19.14%	8.71%	6.72%	-
MSCI All Country World Index (Net)	22.20%	11.72%	7.93%	9.71%
Blended Index (60% MSCI All Country World Index (Net) / 40% Bloomberg Global Aggregate Bond Index)	15.43%	7.01%	5.05%	6.17%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual

12

Fund Summary

retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis Sayles
Portfolio Managers
Matthew J. Eagan, CFA®, Portfolio Manager and Co-Head of the Full Discretion Team and Director of the Adviser, has served as portfolio manager of the domestic bond sector of the Fund since 2021.
Eileen N. Riley, CFA®, Portfolio Manager at the Adviser, has served as portfolio manager of the global equity sector of the Fund since 2013.
David W. Rolley, CFA®, Portfolio Manager and Co-Head of the Global Fixed Income Team at the Adviser, has served as portfolio manager of the international fixed-income securities sector of the Fund since 2000.
Lee M. Rosenbaum, Portfolio Manager at the Adviser, has served as portfolio manager of the global equity sector of the Fund since 2013.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no initial or subsequent investment minimum for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.

13

Fund Summary

Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

Fund Summary

Loomis Sayles Growth Fund
Investment Goal
The Fund’s investment goal is long-term growth of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.17%	0.17%	0.08%	0.17%[1]	0.17%
Total annual fund operating expenses	0.92%	1.67%	0.58%	0.92%	0.67%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.92%	1.67%	0.58%	0.92%	0.67%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00%, 1.75%, 0.70%, 1.00% and 0.75% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. In addition, Loomis Sayles will waive its management fee on any portion of the Fund’s assets that are invested in the Natixis Loomis Sayles Focused Growth ETF. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

15

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$663	$851	$1,055	$1,641
Class C	$270	$526	$907	$1,777
Class N	$59	$186	$324	$726
Class T	$342	$536	$747	$1,353
Class Y	$68	$214	$373	$835

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$170	$526	$907	$1,777
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s portfolio manager also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.
The Fund may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also invest in affiliated and unaffiliated mutual funds and exchange-traded funds, to the extent permitted by the Investment Company Act of 1940. The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in interests in real estate investment trusts (“REITs”) and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

16

Fund Summary

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Management Risk: A strategy used by the Fund’s portfolio manager may fail to produce the intended result.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. In other circumstances, liquid investments may become illiquid.Derivatives, and particularly over-the-counter (“OTC”) derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.
Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with OTC derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including foreign currency forwards, foreign currency futures and options) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund

17

Fund Summary

may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses.
Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Total Returns for Class Y Shares

Highest Quarterly Returns: Second Quarter 2020, 23.88% Lowest Quarterly Return: Second Quarter 2022, -22.80%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Class Y - Return Before Taxes	51.42%	17.68%	14.23%
Return After Taxes on Distributions	49.34%	15.91%	13.09%
Return After Taxes on Distributions and Sale of Fund Shares	31.88%	14.02%	11.72%
Class A - Return Before Taxes	42.36%	16.00%	13.27%
Class C - Return Before Taxes	48.85%	16.50%	13.26%
Class N - Return Before Taxes	51.61%	17.78%	14.31%
Class T - Return Before Taxes	47.24%	16.80%	13.66%
S&P 500® Index[1]	26.29%	15.69%	12.03%
Russell 1000® Growth Index	42.68%	19.50%	14.86%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the S&P 500® Index. The S&P 500® Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Russell 1000 Growth® Index as its additional benchmark for performance comparison.

18

Fund Summary

The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis Sayles
Portfolio Manager
Aziz V. Hamzaogullari, CFA®, Chief Investment Officer and founder of the Growth Equity Strategies Team and Director of the Adviser, has served as portfolio manager of the Fund since 2010.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no initial or subsequent investment minimum for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Class T Shares
Class T shares of the Fund are not currently available for purchase.

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Fund Summary

Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Fund Summary

Loomis Sayles Intermediate Duration Bond Fund
Investment Goal
The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.21%	0.21%	0.14%	0.21%[1]	0.21%
Total annual fund operating expenses	0.71%	1.46%	0.39%	0.71%	0.46%
Fee waiver and/or expense reimbursement[2],[3]	0.06%	0.06%	0.04%	0.06%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	1.40%	0.35%	0.65%	0.40%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65%, 1.40%, 0.35%, 0.65% and 0.40% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
3	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

21

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$489	$637	$798	$1,265
Class C	$243	$456	$792	$1,537
Class N	$36	$121	$215	$489
Class T	$315	$465	$629	$1,105
Class Y	$41	$142	$252	$573

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$143	$456	$792	$1,537
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund’s weighted average duration will generally be between two and five years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) or, if unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may invest up to 20% of its assets in U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg. The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions for hedging and investment purposes.
The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, collateralized loan obligations, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private credit investments.
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.

22

Fund Summary

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable

23

Fund Summary

transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. In other circumstances, liquid investments may become illiquid.Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.
REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

24

Fund Summary

Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 5.03% Lowest Quarterly Return: First Quarter 2022, -4.85%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/19)
Class Y - Return Before Taxes	5.75%	2.04%	2.07%	-
Return After Taxes on Distributions	4.13%	0.78%	0.87%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.05%	1.07%	-
Class A - Return Before Taxes	0.90%	0.90%	1.35%	-
Class C - Return Before Taxes	3.66%	1.03%	1.18%	-
Class N - Return Before Taxes	5.81%	-	-	1.95%
Class T - Return Before Taxes	2.70%	1.25%	1.54%	-
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%	0.90%
Bloomberg U.S. Intermediate Government/Credit Bond Index	5.24%	1.59%	1.72%	1.48%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. Intermediate Government/Credit Bond Index as its additional benchmark for performance comparison.
Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis Sayles
Portfolio Managers
Daniel Conklin, CFA®, Portfolio Manager of the Relative Return Team at Loomis Sayles, served as associate portfolio manager of the Fund from 2019 to 2020 and has served as co-portfolio manager of the Fund since 2020.
Christopher T. Harms, Portfolio Manager and Co-Head of the Relative Return Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

25

Fund Summary

Clifton V. Rowe, CFA®, Portfolio Manager for the Relative Return Team and the Mortgage and Structured Finance Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2005.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no initial or subsequent investment minimum for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

26

Fund Summary

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Fund Summary

Loomis Sayles Limited Term Government and Agency Fund
Investment Goal
The Fund seeks high current return consistent with preservation of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 0.75% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $500,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.20%[1]	0.21%	0.11%	0.20%[2]	0.21%
Total annual fund operating expenses	0.77%	1.53%	0.43%	0.77%	0.53%
Fee waiver and/or expense reimbursement[3],[4]	0.07%[5]	0.08%	0.03%	0.07%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	1.45%	0.40%	0.70%	0.45%
1	Other expenses include the refund of prior year service fees of 0.01%.
2	Other expenses for Class T shares are estimated for the current fiscal year.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.70%, 1.45%, 0.40%, 0.70% and 0.45% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
4	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees.
5	In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed the amounts disclosed in the table, the Adviser may voluntarily waive additional advisory fees and/or other expenses. This may result in Class A shareholders realizing a total annual fund operating expense after fee waiver and/or expense reimbursement lower than 0.70% of the Fund’s average daily net assets. This additional waiver may be terminated at any time.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees

28

Fund Summary

to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$295	$459	$636	$1,151
Class C	$248	$476	$827	$1,611
Class N	$41	$135	$238	$539
Class T	$320	$483	$660	$1,174
Class Y	$46	$162	$288	$657

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$148	$476	$827	$1,611
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 267% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.
In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), and other privately placed investments such as private credit investments, asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

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Fund Summary

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity or willingness of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.
Agency Securities Risk: Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.
Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
When-Issued, Delayed Delivery and Forward Commitment Securities Risk: Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. This may also occur when the Fund seeks to remain fully invested during the period after purchase but before settlement. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.
Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

30

Fund Summary

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.
Models and Data Risk: The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
Portfolio Turnover Rate Risk: The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses, which must be borne by the Fund and its shareholders, and also may result in short-term capital gains or losses to shareholders.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2023, 2.95% Lowest Quarterly Return: First Quarter 2022, -2.45%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class Y - Return Before Taxes	5.22%	1.28%	1.22%	-
Return After Taxes on Distributions	3.57%	0.46%	0.38%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	0.63%	0.56%	-

31

Fund Summary

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class A - Return Before Taxes	2.56%	0.55%	0.72%	-
Class C - Return Before Taxes	3.18%	0.28%	0.35%	-
Class N - Return Before Taxes	5.17%	1.34%	-	1.34%
Class T - Return Before Taxes	2.27%	0.50%	0.70%	-
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%	1.27%
Bloomberg U.S. 1-5 Year Government Bond Index	4.39%	1.18%	1.13%	1.15%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. 1-5 Year Government Bond Index as its additional benchmark for performance comparison.
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis Sayles
Portfolio Managers
Daniel Conklin, CFA®, Portfolio Manager for the Relative Return Team at the Adviser, served as associate portfolio manager of the Fund from 2019 to 2020 and has served as co-portfolio manager of the Fund since 2020.
Christopher T. Harms, Portfolio Manager and Co-Head of the Relative Return Team at the Adviser, has served as co-portfolio manager of the Fund since 2012.
Clifton V. Rowe, CFA®, Portfolio Manager for the Relative Return Team and the Mortgage and Structured Finance Team at the Adviser, has served as co-portfolio manager of the Fund since 2001.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no initial or subsequent investment minimum for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

32

Fund Summary

Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

Investment Goals, Strategies and Risks

More About Goals and Strategies
Loomis Sayles Core Plus Bond Fund
Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund will invest at least 65% of its net assets in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Bloomberg U.S. Aggregate Bond Index fluctuates, as of December 31, 2023, the effective duration was approximately 6.89 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest.
The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities and inflation-linked securities.
The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.
Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default

34

Investment Goals, Strategies and Risks

swaps). The Fund may use such derivatives for hedging or investment purposes. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
Loomis Sayles Global Allocation Fund
Investment Goal
The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-income securities of U.S. and foreign issuers. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities and other equity-like interests in an issuer. The Fund generally invests in equity securities of issuers with a minimum market capitalization of $1 billion at the time of investment. Fixed-income securities purchased by the Fund may include bonds and other debt obligation of U.S. and foreign issuers, including but not limited to corporations, governments and supranational entities. The Fund may invest in fixed-income securities regardless of market capitalization, maturity or duration parameters. The Fund will invest a significant portion of its assets outside the U.S., including securities of issuers located in emerging market countries. There are various ways the Adviser determines how an investment is economically tied to a country or region. Typically, the Adviser will look at either the countries of risk or countries of issuance and report based on either method.
The portfolio managers reallocate the Fund’s assets between equity and fixed income securities based on their assessment of current market conditions, the attractiveness of individual securities and the relative opportunities within each asset class, among other factors. In deciding which equity securities to buy and sell, the Adviser generally looks to purchase quality companies at attractive valuations with the potential to grow intrinsic value over time. The Adviser uses discounted cash flow analysis, among other methods of analysis, to determine a company’s intrinsic value. In deciding which fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades, which may include securities that are below investment grade (also known as “junk bonds”).
In assessing both risks and opportunities related to the Fund’s investments, the Adviser seeks to take into account the factors that may influence an investment’s performance over time. This includes material environmental, social, and governance (“ESG”) risks and opportunities (those which could cause a material impact on the value of an investment).
In integrating risks and opportunities into its investment process, the Adviser takes into account ESG factors that it deems may be material to an investment, such as carbon intensity, renewable energy usage from low carbon sources, workplace diversity, and board composition, at all stages of the investment management process, including strategy development, investment analysis and due diligence, and portfolio construction (including at the point where the investment team considers investment opportunities), and as part of its ongoing monitoring and risk analysis.
To the extent that the Adviser concludes that there is an ESG risk associated with an investment, the Adviser assesses the probability and potential impact of that ESG risk against the potential pecuniary advantage to the Fund of making the investment. If the Adviser believes the potential pecuniary advantage outweighs the actual or potential impact of the ESG risk, then the Adviser may still make the investment.
The Fund may also invest in foreign currencies, collateralized mortgage obligations, collateralized loan obligations, zero-coupon securities, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private equity investments, mortgage-related securities, convertible securities and structured notes. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions (such as forward currency contracts) for hedging and investment purposes and futures transactions and swap transactions (including credit default swaps). Frequent trading may produce high transaction costs and a high level of taxable capital gains, including short-term capital gains taxable as ordinary income, which may lower the Fund’s return. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

35

Investment Goals, Strategies and Risks

Loomis Sayles Growth Fund
Investment Goal
The Fund’s investment goal is long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s portfolio manager also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.
The Fund may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also invest in affiliated and unaffiliated mutual funds and exchange-traded funds, to the extent permitted by the Investment Company Act of 1940. The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in interests in real estate investment trusts (“REITs”), and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Loomis Sayles Intermediate Duration Bond Fund
Investment Goal
The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund’s weighted average duration will generally be between two and five years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) or, if unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

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Investment Goals, Strategies and Risks

The Fund may invest up to 20% of its assets in U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg. The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions for hedging and investment purposes.
The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, collateralized loan obligations, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private credit investments.
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
Loomis Sayles Limited Term Government and Agency Fund
Investment Goal
The Fund seeks high current return consistent with preservation of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.
In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), and other privately placed investments such as private credit investments, asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
All Funds
Temporary Defensive Measures
Temporary defensive measures may be used by a Fund during adverse economic, market, political or other conditions. In this event, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in cash equivalents such as money market instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

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Securities Lending
Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. If a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although a Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
Percentage Investment Limitations
Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on each Fund’s website at im.natixis.com/us/fund-documents (in the “Daily/Monthly/Quarterly” column under the “Holdings” section, click the download button for the relevant Fund). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of the Funds’ top 10 holdings as of the month end is generally available within 7 business days after the month end on the Funds’ website at im.natixis.com/us/fund-documents (click Fund name and navigate to “Top Ten Holdings” section on the web page).
More About Risks
This section provides more information on certain principal risks that may affect a Fund’s portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve its investment goals, a Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of a Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds’ SAI, which is available without charge upon request (see back cover). The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
Recent Market Events Risk
The COVID-19 pandemic resulted in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance, exacerbate other risks that apply to a Fund, exacerbate existing economic, political, or social tensions, have the potential to impair the ability of a Fund’s investment adviser or other service providers to serve the Fund, and lead to disruptions that negatively impact a Fund.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion. Other issuers or markets could be similarly affected by past or future geopolitical or other events or conditions.
Agency Securities Risk
Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear.
Allocation Risk
A Fund’s allocations between asset classes and market exposures may not be optimal in every market condition and may adversely affect the Fund’s performance. You could lose money on your investment in a Fund as a result of this allocation.
Below Investment Grade Fixed-Income Securities Risk
Below investment grade fixed-income securities, also known as “junk bonds,” are rated below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment grade quality, a security must not have been rated by any of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment grade fixed-income securities, be more dependent upon the portfolio managers’ credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment

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grade fixed-income securities will fluctuate. When a Fund makes an investment, the Fund may incur costs, such as transactional or legal expenses, associated with the investment. With respect to investments in distressed instruments, including some below investment grade fixed-income securities, a Fund may be more likely to incur additional expenses. For example, if the issuer of below investment grade fixed-income securities defaults, a Fund may incur additional expenses to seek recovery.
The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally. It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.
Credit/Counterparty Risk
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, a Fund may sustain losses or be unable or delayed in its ability to realize gains. A Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of a Fund’s clearing broker and the central clearing house itself.  Regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Collateralized Loan Obligation (“CLO”) Risk
Investments in CLOs involve risks in addition to the risks associated with investments in debt obligations and other fixed-income securities such as credit risk, interest rate risk, liquidity risk and market/issuer risk. The degree of such risk will generally correspond to the type of underlying assets and the specific tranche in which a Fund is invested. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO’s portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by a Fund. The tranche of the CLO held by a Fund may be subordinate to other classes of the CLO’s debt. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on one or more tranches of the CLO’s debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.
Convertible Securities Risk
Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. A Fund may convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Currency Risk
Fluctuations in the exchange rates between different currencies may negatively affect an investment. A Fund may be subject to currency risk because it may invest in currency-related instruments and/or securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. A Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk
The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Funds and their service providers, including those relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt

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business operations or impact critical data. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, the Funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.
Derivatives Risk
As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that a Fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on a Fund’s exposure to securities market values, interest rates, currency exchange rates or other markets. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. A Fund’s use of derivatives, such as futures, forwards, options, structured notes and swaps (including credit default swaps), involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is generally greater for OTC derivatives than for centrally cleared derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than any amounts paid or margin transfered to initiate derivatives positions. The Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivative transactions. There is also the risk that a Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause a Fund to incur losses greater than those which would have occurred had derivatives not been used. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income. To the extent that a Fund uses a derivative for purposes other than as a hedge, or if a Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the timing, amount, or character of distributions payable to, and thus taxes payable by, shareholders. Similarly, for accounting and performance reporting purposes, income and gain characteristics may be different than if the Fund held the underlying securities or other assets directly.
Rule 18f-4 under the Investment Company Act of 1940, as amended (“the 1940 Act”), governs the use of derivative investments and certain financing transactions by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A Fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with the rule by the Funds could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect a Fund’s performance.
Emerging Markets Risk
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on new issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems.
Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges or sanctions and unanticipated social or political occurrences.
The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.
Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Disruptions resulting

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from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.
Equity Securities Risk
The value of your investment in a Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact a Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of a Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
ESG Risk
Risks related to ESG factors may impact the performance of securities in which a Fund invests. Such ESG factors include, for example, climate change; resource depletion; renewal energy usage; governance, diversity and labor practices; workplace health and safety; supply chain standards; and product health and safety. The companies or issuers in which a Fund invests may not have favorable ESG characteristics. Evaluation of ESG factors is qualitative and subjective by nature, and there is no guarantee that any judgment exercised by a Fund’s adviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor.
Foreign Securities Risk
Foreign securities risk is the risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, disclosure, custody and auditing standards and practices of foreign countries differ, in some cases significantly, from U.S. standards and practices, and are often not as rigorous. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions or threat thereof by other countries (such as the United States), political changes or diplomatic developments, as well as civil unrest, geopolitical tensions, wars and acts of terrorism, may impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities and may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce a Fund’s return on foreign securities. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, a Fund could lose its entire investment in a particular foreign issuer or country. Investments in emerging markets may be subject to

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these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, foreign securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. This risk is elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.
Interest Rate Risk
Interest rate risk is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. In addition, the value of certain derivatives (such as interest rate futures) is related to changes in interest rates and their value may suffer significant decline as a result of interest rate changes. A prolonged period of low interest rates may cause a Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause a Fund’s share price (and the value of your investment) to change. The value of zero-coupon and pay-in-kind bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. Interest rates can also change in response to the supply and demand for credit, inflation rates, and other factors. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Investments In Other Investment Companies Risk
The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.
Large Investor Risk
Ownership of shares of a Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in a Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains, including short-term capital gains taxable as ordinary income. In addition, such transactions may accelerate the realization of taxable income to shareholders if a Fund’s sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase a Fund’s expenses or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios.
Leverage Risk
Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on a Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk
Liquidity risk is the risk that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in a Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of a Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If a Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a

43

Investment Goals, Strategies and Risks

private placement, such as Rule 144A securities and privately negotiated credit, equity and other investments, as applicable, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value a Fund’s investments. A Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars. In some cases, especially during periods of market turmoil, there may be no buyers or sellers for securities in certain asset classes and a redemption may dilute the interest of the remaining shareholders.
Management Risk
Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve a Fund’s objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Funds.
Market/Issuer Risk
The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. A Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets or on specific sectors, industries and countries. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets or on specific sectors, industries and countries. Events such as these and their impact on the Funds may be difficult or impossible to predict.
Models and Data Risk
The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends, human error and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). Models may cause a Fund’s portfolio to underperform other investment strategies and may not perform as intended in volatile markets. The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.
Mortgage-Related and Asset-Backed Securities Risk
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. A Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities and other asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, or which may be negatively impacted by economic and market conditions, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn or recession, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets. These types of securities may also decline for reasons associated with the underlying collateral. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

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Management Team

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Funds.
REITs Risk
The performance of a Fund that invests in REITs may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect a REIT’s performance, and therefore a Fund’s performance. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small- and Mid-Capitalization Companies Risk
Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for a Fund to buy and sell securities of small- and mid-capitalization companies.
U.S. Government Securities Risk
Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, a Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity or willingness of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by a Fund.
Management Team
Meet the Funds’ Investment Adviser
The Natixis Funds family currently includes 35 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $49.8 billion as of December 31, 2023. Natixis Funds are distributed through Natixis Distribution, LLC (the “Distributor”).
Adviser
Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $335.2 billion in assets under management as of December 31, 2023. Loomis Sayles is well known for its professional research staff. Loomis Sayles makes investment decisions for each of these Funds.
Natixis Advisors, LLC, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund, whereby it provides certain administrative and adviser oversight services in accordance with an Advisory Administration Agreement. Natixis Advisors, LLC does not determine what investments will be purchased or sold by the Funds.
The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2023, as a percentage of each Fund’s average daily net assets, was 0.16% for Loomis Sayles Core Plus Bond Fund1, 0.74% for Loomis Sayles Global Allocation Fund, 0.50% for Loomis Sayles Growth Fund, 0.19% for Loomis Sayles Intermediate Duration Bond Fund (after waiver) and 0.24% for Loomis Sayles Limited Term Government and Agency Fund (after waiver).
1	The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.16% payable to Loomis Sayles as investment adviser to the Fund and an advisory administration fee of 0.16% payable to Natixis Advisors, LLC as advisory administrator to the Fund.

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Management Team

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in each Fund’s annual report for the fiscal year ended September 30, 2023.
The Funds consider the series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II, all of which are advised or subadvised by Natixis Advisors, LLC, Loomis Sayles, AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Mirova US LLC, Harris Associates L.P. or Vaughan Nelson Investment Management, L.P. (collectively, the “Affiliated Investment Managers”), to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the 1940 Act for the purchase of other investment companies. The Affiliated Investment Managers are all under common control.
Portfolio Trades
In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis Investment Managers LLC, Natixis Advisors, LLC or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.
Meet the Funds’ Portfolio Managers
The following persons have had primary responsibility for the day-to-day management of the indicated Fund’s portfolio since the dates stated below. Each portfolio manager has been employed by Loomis Sayles for at least five years.
Associate portfolio managers are actively involved in formulating the overall strategy for the Funds they manage but are not the primary decision-makers.
Daniel Conklin, CFA — Daniel Conklin served as an associate portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund from 2019 until 2020, at which time his title changed to portfolio manager for the Fund. Mr. Conklin, Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2012. Mr. Conklin earned a B.S. from the University of Massachusetts, Lowell and an M.S. from Northeastern University. He holds the designation of Chartered Financial Analyst® and has over 13 years of investment management experience.
Matthew J. Eagan, CFA — Matthew J. Eagan has served as co-portfolio manager of the Loomis Sayles Global Allocation Fund since 2021. Mr. Eagan, Portfolio Manager and Co-Head of the Full Discretion Team, and Director of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst® and has over 33 years of investment experience.
Aziz V. Hamzaogullari, CFA — Aziz V. Hamzaogullari is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles. He has managed the Loomis Sayles Growth Fund since 2010, when he joined Loomis Sayles. Mr. Hamzaogullari is a Director of Loomis Sayles. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst® and has 30 years of investment experience.
Christopher T. Harms — Christopher T. Harms has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since 2012 and has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since 2012. Mr. Harms, Portfolio Manager and Co-Head of the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2010. Mr. Harms earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University and has over 43 years of investment industry experience.
Peter W. Palfrey, CFA — Peter W. Palfrey has served as co-lead portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1996 (including service until 2001 with Back Bay Advisors, the former subadviser of the Loomis Sayles Core Plus Bond Fund). Alongside Mr. Raczkowski, he is responsible for the Fund’s overall sector allocation and security selection decisions for the Fund. Mr. Palfrey, Portfolio Manager at Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey received his B.A. from Colgate University. He holds the designation of Chartered Financial Analyst® and has over 40 years of investment experience.
Richard G. Raczkowski — Richard G. Raczkowski has served as a co-lead portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1999 (including service until 2001 with Back Bay Advisors, the former subadviser of the Loomis Sayles Core Plus Bond Fund). Alongside Mr. Palfrey, he is responsible for the Fund’s overall sector allocation and security selection decisions for the Fund. Mr. Raczkowski, Portfolio Manager and Co-Head of the Relative Return Team, and Director of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. Mr. Raczkowski received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 34 years of investment experience
Eileen N. Riley, CFA – Eileen N. Riley has managed the global equity sector of the Loomis Sayles Global Allocation Fund since 2013. Ms. Riley, Portfolio Manager at Loomis Sayles, began her investment career at Loomis Sayles in 1998. After pursuing her MBA, she returned to Loomis Sayles in 2003 as a senior global equity analyst covering the consumer and technology services sectors for the firm’s Central research group. Ms. Riley received a B.A. from Amherst College and an M.B.A. from Harvard Business School. She holds the designation of Chartered Financial Analyst® and has over 23 years of investment experience.
David W. Rolley, CFA — David W. Rolley has managed the international fixed-income securities sector of the Loomis Sayles Global Allocation Fund since 2000. Mr. Rolley, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley received a B.A. from Occidental College and studied graduate economics at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst® and has over 43 years of investment experience.

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Fund Services

Lee M. Rosenbaum – Lee M. Rosenbaum has managed the global equity sector of the Loomis Sayles Global Allocation Fund since 2013. Mr. Rosenbaum, Portfolio Manager at Loomis Sayles, began his investment career in 2001 and joined Loomis Sayles in 2008. He received a B.S. from the United States Coast Guard Academy and an M.B.A. from the Massachusetts Institute of Technology and has over 22 years of investment experience.
Clifton V. Rowe, CFA — Clifton V. Rowe has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since 2001 and has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since December 2005. Mr. Rowe, Portfolio Manager for the Relative Return Team and the Mortgage and Structured Finance Team at Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A from the University of Chicago. He holds the designation of Chartered Financial Analyst® and has over 31 years of investment experience.
Agency MBS Portfolio Managers
Ian Anderson — Ian Anderson has served as co-agency MBS portfolio manager of the Loomis Sayles Core Plus Bond Fund since 2020. Alongside Mr. Sankaran, he is responsible for security selection with respect to the agency mortgage-backed securities portion of the Fund. Mr. Anderson, Agency MBS Strategist for the Mortgage and Structured Finance Team and Lead Portfolio Manager for the Dedicated Agency MBS Strategies at Loomis Sayles, began his investment career in 1998 and joined Loomis Sayles in 2011. Prior to Loomis Sayles, Mr. Anderson served as a senior portfolio manager and an agency collateralized mortgage obligation trader for Fannie Mae and was also previously a research analyst for the Federal Reserve Board of Governors. Mr. Anderson earned a B.S. in economics from the University of Chicago and an M.S. in finance from the George Washington University and has over 25 years of investment management experience.
Barath W. Sankaran, CFA — Barath W. Sankaran has served as co-agency MBS portfolio manager of the Loomis Sayles Core Plus Bond Fund since 2020. Alongside Mr. Anderson, he is responsible for security selection with respect to the agency mortgage-backed securities portion of the Fund. Mr. Sankaran, Co-Portfolio Manager for the Dedicated Agency MBS Strategies at Loomis Sayles, began his investment career in 2009 and joined Loomis Sayles in 2009. Prior to Loomis Sayles, Mr. Sankaran held multiple roles at Johnson & Johnson. Mr. Sankaran earned a B.S. from Carnegie Mellon University and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology. He holds the designation of Chartered Financial Analyst® and has 14 years of investment experience.
Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Additional Information
The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, the Distributor and the Funds’ custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service  providers, either directly or on behalf of the Funds.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. None of this Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.
Fund Services
Investing in the Funds
Choosing a Share Class
Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you. The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.
Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•
You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

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Fund Services

•
You do not pay a sales charge if your total investment reaches $1 million or more (or $500,000 or more for the Loomis Sayles Limited Term Government and Agency Fund), but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date. Due to operational limitations at your financial intermediary, a sales charge or contingent deferred sales charge (“CDSC”) may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of a Fund and are eligible to purchase Class A shares without a sales charge. Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at the NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.
Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A, Class N, Class T and Class Y shares.

•	You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

•
Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

•
Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Please see the section “Exchanging or Converting Shares” for details regarding a conversion of shares. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, a Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with a Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Class N Shares

•	You have a minimum initial investment of $1,000,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You may pay lower annual expenses than Class A, Class C, Class T and Class Y shares, giving you the potential for higher returns per share.

Class T Shares

•	Class T shares of the Funds are not currently available for purchase.

•	The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”

•	You pay a sales charge when you buy Class T shares. This charge is reduced for purchases of $250,000 or more. See the section “How Sales Charges Are Calculated.”

•
You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

Class Y Shares

•	You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class A, Class T and Class C shares, giving you the potential for higher returns per share.

•	You may pay higher annual expenses than Class N shares.

For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary.
How Sales Charges Are Calculated
Class A Shares
The price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase:

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Fund Services

Class A Sales Charges*
	Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund			Loomis Sayles Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment	Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	4.25%	4.44%	Less than $100,000	2.25%	2.30%
$100,000-$249,999	3.50%	3.63%	$100,000-$249,999	1.75%	1.78%
$250,000-$499,999	2.50%	2.56%	$250,000-$499,999	1.25%	1.27%
$500,000-$999,999	2.00%	2.04%	$500,000 or more**	0.00%	0.00%
$1,000,000 or more***	0.00%	0.00%
		Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund
Your Investment		As a % of offering price		As a % of your investment
Less than $50,000		5.75%		6.10%
$50,000-$99,999		4.50%		4.71%
$100,000-$249,999		3.50%		3.63%
$250,000-$499,999		2.50%		2.56%
$500,000-$999,999		2.00%		2.04%
$1,000,000 or more***		0.00%		0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**	For purchases of Class A shares of a Fund of $500,000 or more, there is no front-end sales charge, but a CDSC of 0.75% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
***	For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. At the time of purchase you must inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Funds. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at im.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI.
Reducing Front-End Sales Charges
There are several ways you can lower your sales charge for Class A shares, including:

•
Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more (or $50,000 or more for Loomis Sayles Global Allocation Fund and Loomis Sayles Growth Fund) within 13 months.

•
Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares (excluding Class T shares) of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual retirement accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.
Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA

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Plan (Class A shares only) using the Natixis Funds prototype document. SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•
Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	All employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

•
Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Certain Retirement Plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•
Fee Based Programs of certain broker-dealers, the Adviser or the Distributor. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees; and

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
Repurchasing Fund Shares
You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.
Eliminating the CDSC
As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions (an individual participant’s voluntary distribution or a total plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.
Class C Shares
The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%

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Year Since Purchase	CDSC on Shares Being Sold
Thereafter	0.00%
Eliminating the CDSC
The availability of certain CDSC waivers will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for CDSC discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from certain retirement plans (as defined below) to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions (an individual participant’s voluntary distribution or a total plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.
How the CDSC is Applied to Your Shares
The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	Is calculated based on the number of shares you are selling;

•	Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

•	Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

•	Increases in NAV above the purchase price;

•	Shares you acquired by reinvesting your dividends or capital gains distributions; or

•	Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).
Class N and Class Y Shares
The offering price of Class N and Class Y shares is their NAV without a front-end load sales charge. No CDSC applies when you redeem your shares. You must meet eligibility criteria in order to invest in Class N or Class Y shares.
Class T Shares
The offering price of Class T shares is their NAV plus a front-end sales charge, which varies depending upon the size of your purchase.

Class T Sales Charges*,**

Your Investment	As a % of offering price	As a % of your investment
Less than $250,000	2.50%	2.56%
$250,000 – $499,999	2.00%	2.04%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 or more	1.00%	1.01%
*	Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.
Information about purchasing shares of the Funds and sales loads is available on the Funds’ website at im.natixis.com

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Compensation to Securities Dealers
As part of their business strategies, each Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A, Class C and Class T shares pay an annual service fee each of 0.25% of their respective average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of each Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A or Class T shares. Similarly, over time the fees for Class A, Class C and Class T shares will increase the cost of your investment and will cost you more than an investment in Class N or Class Y shares.
In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders.
The Distributor, a Fund’s Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by each Fund for similar services.
The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.
How to Purchase Shares
Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Funds.  Class N and Class T shares are not eligible to be exchanged or purchased through the website or through the Natixis Funds Automated Voice Response System.
Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange (“NYSE”) for your shares to be bought or sold at the Fund’s NAV on that day.
All purchases made by check should be in U.S. dollars and made payable to Natixis Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.
A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”
The Funds are not available to new SIMPLE IRA plans using the Natixis Funds’ Prototype document.
You can buy shares of each Fund in several ways:

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The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.
Through a financial adviser (certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Through a broker-dealer (certain restrictions may apply). You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Directly from the Fund. Natixis Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.
You can purchase shares directly from each Fund in several ways:
By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.im.natixis.com or by calling Natixis Funds at 800-225-5478, along with a check payable to Natixis Funds for the amount of your purchase to:
Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
Overnight Mail
Natixis Funds
330 West 9th Street
Kansas City, MO 64105-1514
After your account has been established, you may send subsequent investments directly to Natixis Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.
By wire. You also may wire subsequent investments. Call Natixis Funds at 800-225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.
By telephone. You can make subsequent investments by calling Natixis Funds at 800-225-5478 if you have already established electronic transfer privileges.
By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
Through Automated Clearing House (“ACH”). Before you can purchase shares of Natixis Funds through ACH, you must provide specific instructions to Natixis Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of a Fund through ACH by either calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet. If you have established a user name and password and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.im.natixis.com. If you have not established a user name and password, but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.
Through systematic investing. You can make regular investments through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining a Service Options Form through your financial adviser, by calling Natixis Funds at 800-225-5478 or by visiting www.im.natixis.com. A medallion signature guarantee may be required to add this option.
Minimum Investment Requirements for each Fund and share class are described in the section “Purchase and Sale of Fund Shares.”
Minimum Balance Policy
In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.
Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts), accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, or accounts that fall below the minimum as a result of an automatic conversion of Class C to Class A shares, are excluded from the liquidation.
Due to operational limitations, the Funds’ ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Funds may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per

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the timing and constraints of the intermediaries’ account recordkeeping systems. For information about the policy for Class N shares, see the section “Purchase and Sale of Fund Shares” in each Fund summary.
Accounts held through certain financial intermediaries that have entered into special arrangements with the Distributor may be subject to a different minimum balance policy than the one described above. Please see Appendix A to the Prospectus for more information regarding the minimum balance policies of specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or in the SAI. Consult your financial intermediary for additional information regarding the minimum balance policy applicable to your investment.
Certain Retirement Plans
Natixis Funds defines “Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums as follows:
Certain Retirement Plans include 401(k), 401(a), 457, (including profit-sharing, money purchase pension plans), 403(b), 403(b)(7), defined benefit plans, non-qualified deferred compensation plans, Taft-Hartley multi-employer plans, and retiree health benefit plans. Accounts must be plan-level omnibus accounts to qualify.
Certain Retirement Plans do not include individual retirement accounts such as an IRA, SIMPLE IRA, SEP IRA, SARSEP IRA, and Roth IRA. Any account registered in the name of a participant does not qualify.
How to Redeem Shares
You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. The information below details the various ways you can redeem shares of a Fund. Except as noted below and in the “Selling Restrictions” section of this Prospectus, each Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by a Fund, its agents, your bank or your financial representative in connection to your redemption request. The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, as described in the “How Sales Charges are Calculated” section of this Prospectus. The Funds’ Board of Trustees reserves the right to impose additional charges at any time.
Each Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and Loomis Sayles Funds). Each Fund typically will redeem shares for cash; however, as described in more detail below, each Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.
Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.
Generally, for expedited payment of redemption proceeds, a transaction fee of $5.50 for wire transfers, $50 for international wire transfers or $36.00 for overnight delivery will be charged. These fees are subject to change.
Redemptions through your financial adviser. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds on a timely basis and may charge you for his or her services.
Redemptions through your broker-dealer. You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.
Redemptions directly to the Funds. Natixis Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.
You may make redemptions directly from each Fund in several ways:
By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:
Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579

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Overnight Mail
Natixis Funds
330 West 9th Street
Kansas City, MO 64105-1514
All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).
By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet. If you have established a user name and password and you have established the electronic transfer privilege, you can redeem shares through your online account at www.im.natixis.com. If you have not established a user name and password but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.
By telephone. You may redeem shares by calling Natixis Funds at 800-225-5478. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.
The telephone redemption privilege may be modified or terminated by the Funds without notice.
You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Natixis Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. If you prefer, you can decline telephone redemption and transfer privileges by calling Natixis Funds at 800-225-5478.
Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-225-5478 for more information or to set up a systematic withdrawal plan or visit www.im.natixis.com to obtain a Service Options Form.
In-Kind. Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although each Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. For example, a Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.
You may also request an in-kind redemption of your shares by calling Natixis Funds at 800-225-5478. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. A Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.
Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
By wire. Before Natixis Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire. Your bank may charge you a fee to receive the wire.
By ACH. Before Natixis Funds can send redemptions through ACH, you must provide specific wiring instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.
STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Natixis Funds in certain cases.

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Exchanging or Converting Shares
In general, you may exchange shares of each Fund (excluding Class T shares) for shares of the same class of another Natixis Fund that offers such class of shares (see the sections “How to Purchase Shares” and “How to Redeem Shares”) without paying a sales charge or a CDSC, if applicable, subject to restrictions noted below. Class T shares of the Funds do not have exchange privileges. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Natixis Funds Automated Voice Response System.
In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.
Any account with an outstanding CDSC liability will be assessed the CDSC before converting to the new share class. Any conversions into a class of shares with a front end sales charge will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable.
Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. Each Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund or have your Class C shares automatically converted to Class A shares may be limited. Please consult your financial representative for more information.
In general, you may sell Class Y shares of any Natixis Fund and use the proceeds to purchase Class I shares in any Loomis Sayles Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.
Cost Basis Reporting. Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. The cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit im.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.
Restrictions on Buying, Selling and Exchanging Shares
The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent abusive purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long term shareholders, interfering with the efficient management of each Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small capitalization securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.
Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How to Redeem Shares.”
Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round-trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) into the same Fund. A round trip transaction is defined as occurring in a single Fund within a 30-day period. Two round trips in a 90-day period will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or their financial intermediary a written warning. The written warning will expire one year from the date the warning is issued, if no further violations occur during the period. After the

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detection of a second violation (i.e., two more round trip transactions in the Fund within a 90-day period), the Fund or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) in that Fund for 90 days. After the detection of a third violation within 12 months of the second violation, the Fund or the Distributor will restrict the shareholder and/or their financial intermediary from making purchases (including purchases by exchange) into any of the shareholder’s accounts in the violated Fund for one year from the date the third violation is issued. The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, record keeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive, and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries including a period of restriction with no end date.
Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.
This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Funds can monitor compliance by such investors with the trading limitations of the Funds or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for excessive trading and are not likely to engage in abusive trading.
The Fund and the Distributor may deem shares acquired, redeemed, or exchanged through a firm discretionary program where purchases and redemptions are made at a home office or firm level on behalf of a client not deemed to be intended to engage in market timing. In addition to the circumstances previously noted, the Funds reserve the right to waive any purchase and exchange restrictions at each Fund’s sole discretion where it believes such action is in the Fund’s best interests. The exception would require additional review as noted above for asset allocation programs.
Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.
Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts may be severely limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.
Purchase Restrictions
Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.
Selling Restrictions
The table below describes restrictions placed on selling shares of a Fund.  Please see the SAI for additional information regarding redemption payment policies.

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Restriction	Situation
Each Fund may suspend the right of redemption:	When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. During an emergency as permitted by the SEC. During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	With a notice of a dispute between registered owners or death of a registered owner. With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:
When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser, or if requested by the redeeming shareholder and agreed to by the Fund.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.
Certificates. Certificates will not be issued or honored for any class of shares.
Unclaimed Property Laws. Many states have unclaimed property laws and regulations that provide for transfer to the state (also known as “escheatment”) of unclaimed or abandoned property under various circumstances. The particular circumstances may include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If your account is deemed unclaimed or abandoned under applicable state property laws or regulations, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently).
It is your responsibility to maintain a correct address for your account, to keep your account active by contacting the Transfer Agent by mail or telephone or accessing your account through the Funds’ website, and to promptly cash all checks for dividends, capital gains and redemptions. Each state’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, you are encouraged to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.
Self-Servicing Your Account
Shareholders that hold their accounts directly with the Funds may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.
(Excludes Class N and Class T shares)
Natixis Funds Website.
You can access our website at www.im.natixis.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund NAVs, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports (certain restrictions may apply).
Natixis Funds Automated Voice Response System. You have access to your account 24 hours a day by calling Natixis Funds’ Automated Voice Response System at 800-225-5478. You may review your account balance and Fund NAV, order duplicate statements, order duplicate tax forms, obtain distribution and performance information.
Restructuring and Liquidations
Investors should note that each Fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of a Fund, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares.” The proceeds from any such redemption will be the NAV of the Fund’s shares. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For federal income tax purposes, an exchange of a fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.

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Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of a Fund, for shares of a Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, the Distributor will exchange any shares remaining in the Fund on the liquidation date for shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer in existence, then in shares of another comparable Natixis Fund or Loomis Sayles Fund) at NAV. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.
How Fund Shares Are Priced
NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The policies and procedures used to determine the NAV of Fund shares are summarized below:

•
A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•
The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.), (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information).[1]

•
Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to the NYSE market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

•	If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

1	Please see the section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”
Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. The Funds may use third-party pricing services to obtain market quotations and other valuation information, such as evaluated bids.
Generally, Fund securities and other investments are valued as follows:

•
Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by a third-party pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•
Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by a third-party pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by a third-party pricing service, if available, or bid prices obtained from broker-dealers.

•
Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by a third-party pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by a third-party pricing service. If prices from a third-party pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National

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Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid price and the ask price) supplied by a third-party pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through a third-party pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•
Futures — most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by a third-party pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by a third-party pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from a third-party pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services. As of the date of this prospectus, the Adviser serves as the Funds’ valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.
Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.
Dividends and Distributions
The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) as dividends. The following table shows when each Fund expects to distribute dividends.

Annually	Monthly	Daily
Loomis Sayles Global Allocation Fund	Loomis Sayles Core Plus Bond Fund	Loomis Sayles Limited Term Government and Agency Fund†
Loomis Sayles Growth Fund	Loomis Sayles Intermediate Duration Bond Fund
†	Declares dividends for each class daily and pays them monthly.
In addition, each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term capital gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.
Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

•
Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section “Additional Investor Services;”

•
Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund;

•
Receive distributions from capital gains in cash while reinvesting distributions from dividends and interest in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

•	Receive all distributions in cash.

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For accounts held directly with a Fund, any cash distributions to be paid by check, in an amount of $10 or less, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, each Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund unless you subsequently contact the Fund and request to receive distributions by check.
If you do not select an option when you open your account, all distributions will be reinvested.
Generally, if you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099-DIV to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099-DIV as a permanent record. A fee may be charged for any duplicate information requested.
Tax Consequences
Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.
Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.
Taxation of Distributions from the Funds. For U.S. federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year, will be taxable as ordinary income.
Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund’s distributions that may be reported as qualified dividend income.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by a Fund and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund.
Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.
Dividends declared by a Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.
Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund will advise shareholders annually of the proportion of its dividends that are derived from such interest.
Distributions by a Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.
Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in

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each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” above for information about certain cost basis reporting obligations.
Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currency may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions to shareholders. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws.
A Fund’s investments in certain debt obligations (such as those with “OID” or accrued market discount in each case, as defined in the SAI), mortgage-backed securities, asset-backed securities, REITs and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. In addition, a Fund’s investments in derivatives may affect the amount, timing or character of distributions to shareholders. In particular, a Fund’s transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.
The Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund’s ordinary income, and will be taxable to shareholders as such when it is distributed.
Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding.
Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
Additional Investor Services
Retirement Plans
Natixis Funds offer a range of retirement plans, including IRAs and SEPs. For more information about our Retirement Plans, call us at 800-225-5478.
Investment Builder Program
(Excludes Class T shares)
This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “How To Purchase Shares.”
Dividend Diversification Program
(Excludes Class T shares)
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.
Automatic Exchange Plan
(Excludes Class T shares)
Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging or Converting Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.
Systematic Withdrawal Plan
(Excludes Class T shares)
This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic

62

Fund Services

Withdrawal Plan, please refer to the section “How To Redeem Shares.”

63

Financial Performance

Financial Performance
The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report to shareholders. The Natixis Funds Trust I annual report, Loomis Sayles Funds I annual report and Loomis Sayles Funds II annual report are incorporated by reference into the SAI, all of which are available free of charge upon request from the Distributor.
Class T shares of each Fund had not commenced operations and had no performance history as of the date of this Prospectus. Therefore, financial highlights tables are not included for Class T shares of the Funds.

64

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.20	$13.59	$14.08	$13.25	$12.53
Income (loss) from Investment Operations:
Net investment income(a)	0.38	0.26	0.21	0.26	0.34
Net realized and unrealized gain (loss)	(0.25)	(2.30)	(0.13)	0.86	0.70
Total from Investment Operations	0.13	(2.04)	0.08	1.12	1.04
Less Distributions From:
Net investment income	(0.40)	(0.32)	(0.29)	(0.29)	(0.32)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.40)	(0.35)	(0.57)	(0.29)	(0.32)
Net asset value, end of the period	$10.93	$11.20	$13.59	$14.08	$13.25
Total return(b)	1.04% (c)	(15.24)% (c)	0.53%	8.60%	8.39%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$376,624	$428,825	$747,497	$617,609	$558,291
Net expenses	0.74% (d)	0.73% (d)(e)	0.71%	0.72% (f)	0.73%
Gross expenses	0.75%	0.74%	0.71%	0.72%	0.73%
Net investment income	3.33%	2.08%	1.51%	1.88%	2.63%
Portfolio turnover rate	168%	280%	266%	359% (g)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.75% to 0.74%.
(f)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.

65

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.21	$13.60	$14.09	$13.25	$12.53
Income (loss) from Investment Operations:
Net investment income(a)	0.30	0.17	0.10	0.15	0.24
Net realized and unrealized gain (loss)	(0.26)	(2.30)	(0.13)	0.88	0.70
Total from Investment Operations	0.04	(2.13)	(0.03)	1.03	0.94
Less Distributions From:
Net investment income	(0.31)	(0.23)	(0.18)	(0.19)	(0.22)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.31)	(0.26)	(0.46)	(0.19)	(0.22)
Net asset value, end of the period	$10.94	$11.21	$13.60	$14.09	$13.25
Total return(b)	0.26% (c)	(15.88)% (c)	(0.24)%	7.83%	7.57%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$30,402	$48,679	$95,755	$132,590	$160,201
Net expenses	1.49% (d)	1.48% (d)(e)	1.46%	1.47% (f)	1.48%
Gross expenses	1.50%	1.49%	1.46%	1.47%	1.48%
Net investment income	2.57%	1.33%	0.75%	1.13%	1.88%
Portfolio turnover rate	168%	280%	266%	359% (g)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 1.50% to 1.49%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.

66

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.31	$13.72	$14.21	$13.37	$12.63
Income (loss) from Investment Operations:
Net investment income(a)	0.43	0.31	0.26	0.30	0.38
Net realized and unrealized gain (loss)	(0.26)	(2.32)	(0.14)	0.88	0.72
Total from Investment Operations	0.17	(2.01)	0.12	1.18	1.10
Less Distributions From:
Net investment income	(0.44)	(0.37)	(0.33)	(0.34)	(0.36)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.44)	(0.40)	(0.61)	(0.34)	(0.36)
Net asset value, end of the period	$11.04	$11.31	$13.72	$14.21	$13.37
Total return	1.37%	(14.94)%	0.86%	8.95%	8.85%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,015,457	$1,890,793	$2,563,736	$2,682,487	$2,610,699
Net expenses	0.40%	0.38% (b)	0.38%	0.38% (c)	0.39%
Gross expenses	0.40%	0.38%	0.38%	0.38%	0.39%
Net investment income	3.69%	2.47%	1.84%	2.21%	2.96%
Portfolio turnover rate	168%	280%	266%	359% (d)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2022, the expense limit decreased from 0.45% to 0.44%.
(c)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.

67

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.30	$13.71	$14.20	$13.36	$12.63
Income (loss) from Investment Operations:
Net investment income(a)	0.42	0.30	0.24	0.29	0.37
Net realized and unrealized gain (loss)	(0.26)	(2.32)	(0.13)	0.88	0.71
Total from Investment Operations	0.16	(2.02)	0.11	1.17	1.08
Less Distributions From:
Net investment income	(0.43)	(0.36)	(0.32)	(0.33)	(0.35)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.43)	(0.39)	(0.60)	(0.33)	(0.35)
Net asset value, end of the period	$11.03	$11.30	$13.71	$14.20	$13.36
Total return	1.28% (b)	(15.03)% (b)	0.78%	8.87%	8.67%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,290,526	$3,543,096	$5,442,563	$5,846,057	$4,163,785
Net expenses	0.49% (c)	0.48% (c)(d)	0.46%	0.47% (e)	0.48%
Gross expenses	0.50%	0.49%	0.46%	0.47%	0.48%
Net investment income	3.60%	2.35%	1.76%	2.11%	2.87%
Portfolio turnover rate	168%	280%	266%	359% (f)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2022, the expense limit decreased from 0.50% to 0.49%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.

68

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.94	$28.86	$26.23	$23.76	$23.10
Income (loss) from Investment Operations:
Net investment income(a)	0.23	0.13	0.06	0.10	0.19
Net realized and unrealized gain (loss)	3.31	(6.89)	4.18	3.05	1.38
Total from Investment Operations	3.54	(6.76)	4.24	3.15	1.57
Less Distributions From:
Net investment income	—	—	(0.13)	(0.12)	(0.16)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.16)	(1.61)	(0.68)	(0.91)
Net asset value, end of the period	$21.45	$19.94	$28.86	$26.23	$23.76
Total return(b)	18.67%	(25.59)%	16.73%	13.41%	7.66%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$474,968	$482,031	$737,469	$632,479	$453,009
Net expenses	1.17%	1.14%	1.13%	1.15%	1.16%
Gross expenses	1.17%	1.14%	1.13%	1.15%	1.16%
Net investment income	1.09%	0.52%	0.23%	0.42%	0.83%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

69

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.34	$28.26	$25.78	$23.43	$22.78
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.07	(0.06)	(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss)	3.21	(6.70)	4.10	2.99	1.38
Total from Investment Operations	3.28	(6.76)	3.96	2.91	1.40
Less Distributions From:
Net investment income	—	—	—	—	(0.00) (b)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Net asset value, end of the period	$20.59	$19.34	$28.26	$25.78	$23.43
Total return(c)	17.84%	(26.16)%	15.85%	12.55%	6.85%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$256,487	$302,501	$503,073	$483,814	$480,479
Net expenses	1.92%	1.89%	1.88%	1.90%	1.91%
Gross expenses	1.92%	1.89%	1.88%	1.90%	1.91%
Net investment income (loss)	0.33%	(0.23)%	(0.52)%	(0.33)%	0.08%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

70

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$20.14	$29.09	$26.42	$23.92	$23.25
Income (loss) from Investment Operations:
Net investment income(a)	0.31	0.22	0.15	0.18	0.27
Net realized and unrealized gain (loss)	3.36	(6.96)	4.21	3.07	1.38
Total from Investment Operations	3.67	(6.74)	4.36	3.25	1.65
Less Distributions From:
Net investment income	—	(0.05)	(0.21)	(0.19)	(0.23)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.21)	(1.69)	(0.75)	(0.98)
Net asset value, end of the period	$21.78	$20.14	$29.09	$26.42	$23.92
Total return	19.16%	(25.36)%	17.10%	13.78%	8.04%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$266,298	$243,862	$350,222	$264,338	$202,692
Net expenses	0.82%	0.81%	0.81%	0.82%	0.82%
Gross expenses	0.82%	0.81%	0.81%	0.82%	0.82%
Net investment income	1.43%	0.87%	0.55%	0.76%	1.20%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

71

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$20.14	$29.09	$26.42	$23.92	$23.25
Income (loss) from Investment Operations:
Net investment income(a)	0.29	0.20	0.13	0.16	0.24
Net realized and unrealized gain (loss)	3.35	(6.96)	4.21	3.07	1.40
Total from Investment Operations	3.64	(6.76)	4.34	3.23	1.64
Less Distributions From:
Net investment income	—	(0.03)	(0.19)	(0.17)	(0.22)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.19)	(1.67)	(0.73)	(0.97)
Net asset value, end of the period	$21.75	$20.14	$29.09	$26.42	$23.92
Total return	19.00%	(25.41)%	17.02%	13.70%	7.95%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,698,560	$1,932,913	$3,286,680	$2,660,927	$1,938,124
Net expenses	0.92%	0.89%	0.88%	0.90%	0.91%
Gross expenses	0.92%	0.89%	0.88%	0.90%	0.91%
Net investment income	1.33%	0.77%	0.48%	0.67%	1.08%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

72

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$16.45	$23.85	$20.72	$16.02	$16.05
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.08)	(0.06)	(0.05)	0.01	0.05
Net realized and unrealized gain (loss)	5.89	(6.10)	4.17	5.14	0.71
Total from Investment Operations	5.81	(6.16)	4.12	5.15	0.76
Less Distributions From:
Net investment income	—	—	—	(0.05)	(0.05)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(0.99)	(0.45)	(0.79)
Net asset value, end of the period	$19.58	$16.45	$23.85	$20.72	$16.02
Total return(b)	40.67%	(27.48)%	20.43%	32.80%	5.81%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$798,843	$1,164,116	$1,740,523	$1,477,915	$1,250,030
Net expenses	0.92%	0.90%	0.89%	0.90%	0.91%
Gross expenses	0.92%	0.90%	0.89%	0.90%	0.91%
Net investment income (loss)	(0.43)%	(0.30)%	(0.22)%	0.04%	0.35%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

73

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$14.42	$21.21	$18.66	$14.53	$14.68
Income (loss) from Investment Operations:
Net investment loss(a)	(0.18)	(0.20)	(0.20)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	5.04	(5.35)	3.74	4.64	0.65
Total from Investment Operations	4.86	(5.55)	3.54	4.53	0.59
Less Distributions From:
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Net asset value, end of the period	$16.60	$14.42	$21.21	$18.66	$14.53
Total return(b)	39.68%	(28.05)%	19.55%	31.76%	5.05%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$78,116	$65,977	$127,003	$128,764	$120,493
Net expenses	1.67%	1.65%	1.63%	1.65%	1.66%
Gross expenses	1.67%	1.65%	1.63%	1.65%	1.66%
Net investment loss	(1.18)%	(1.05)%	(0.97)%	(0.71)%	(0.39)%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

74

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$17.87	$25.73	$22.26	$17.17	$17.15
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.02)	0.01	0.02	0.07	0.11
Net realized and unrealized gain (loss)	6.49	(6.63)	4.49	5.53	0.76
Total from Investment Operations	6.47	(6.62)	4.51	5.60	0.87
Less Distributions From:
Net investment income	—	—	(0.05)	(0.11)	(0.11)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(1.04)	(0.51)	(0.85)
Net asset value, end of the period	$21.66	$17.87	$25.73	$22.26	$17.17
Total return	41.19%	(27.25)%	20.80%	33.26%	6.14%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$718,311	$663,001	$806,186	$579,571	$442,787
Net expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Gross expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Net investment income	(0.08)%	0.04%	0.09%	0.38%	0.69%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

75

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$17.86	$25.73	$22.26	$17.17	$17.14
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.03)	(0.01)	0.01	0.05	0.10
Net realized and unrealized gain (loss)	6.46	(6.62)	4.48	5.53	0.77
Total from Investment Operations	6.43	(6.63)	4.49	5.58	0.87
Less Distributions From:
Net investment income	—	—	(0.03)	(0.09)	(0.10)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(1.02)	(0.49)	(0.84)
Net asset value, end of the period	$21.61	$17.86	$25.73	$22.26	$17.17
Total return	40.97%	(27.29)%	20.72%	33.15%	6.09%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$9,204,871	$7,594,603	$11,094,922	$9,313,775	$7,017,707
Net expenses	0.67%	0.65%	0.64%	0.65%	0.66%
Gross expenses	0.67%	0.65%	0.64%	0.65%	0.66%
Net investment income (loss)	(0.17)%	(0.05)%	0.02%	0.27%	0.60%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

76

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.23	$10.58	$10.99	$10.51	$9.97
Income (loss) from Investment Operations:
Net investment income(a)	0.29	0.15	0.11	0.19	0.25
Net realized and unrealized gain (loss)	(0.06)	(1.30)	(0.11)	0.54	0.55
Total from Investment Operations	0.23	(1.15)	(0.00) (b)	0.73	0.80
Less Distributions From:
Net investment income	(0.30)	(0.15)	(0.12)	(0.20)	(0.26)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.30)	(0.20)	(0.41)	(0.25)	(0.26)
Net asset value, end of the period	$9.16	$9.23	$10.58	$10.99	$10.51
Total return(c)(d)	2.53%	(10.98)%	(0.06)%	7.06%	8.11%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$7,150	$18,077	$20,942	$19,962	$21,415
Net expenses(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.71%	0.68%	0.70%	0.72%	0.72%
Net investment income	3.12%	1.49%	1.03%	1.78%	2.42%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

77

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.27	$10.62	$11.02	$10.54	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.24	0.06	0.03	0.11	0.17
Net realized and unrealized gain (loss)	(0.08)	(1.29)	(0.11)	0.54	0.55
Total from Investment Operations	0.16	(1.23)	(0.08)	0.65	0.72
Less Distributions From:
Net investment income	(0.24)	(0.07)	(0.03)	(0.12)	(0.18)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.24)	(0.12)	(0.32)	(0.17)	(0.18)
Net asset value, end of the period	$9.19	$9.27	$10.62	$11.02	$10.54
Total return(b)(c)	1.69%	(11.65)%	(0.76)%	6.27%	7.28%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$698	$174	$315	$668	$467
Net expenses(d)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.46%	1.43%	1.45%	1.46%	1.48%
Net investment income	2.53%	0.60%	0.30%	1.00%	1.64%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

78

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$9.22	$10.57	$10.98	$10.50	$10.07
Income (loss) from Investment Operations:
Net investment income(a)	0.33	0.18	0.14	0.22	0.17
Net realized and unrealized gain (loss)	(0.06)	(1.30)	(0.11)	0.54	0.45
Total from Investment Operations	0.27	(1.12)	0.03	0.76	0.62
Less Distributions From:
Net investment income	(0.33)	(0.18)	(0.15)	(0.23)	(0.19)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.33)	(0.23)	(0.44)	(0.28)	(0.19)
Net asset value, end of the period	$9.16	$9.22	$10.57	$10.98	$10.50
Total return(b)	2.97%	(10.73)%	0.25%	7.39%	6.19% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$55,983	$19,294	$20,094	$3,307	$3,546
Net expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35% (e)
Gross expenses	0.39%	0.37%	0.38%	0.43%	0.42% (e)
Net investment income	3.60%	1.80%	1.32%	2.09%	2.54% (e)
Portfolio turnover rate	138%	144%	100%	123%	135% (f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

79

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.23	$10.58	$10.99	$10.51	$9.97
Income (loss) from Investment Operations:
Net investment income(a)	0.32	0.17	0.14	0.21	0.27
Net realized and unrealized gain (loss)	(0.06)	(1.29)	(0.11)	0.54	0.55
Total from Investment Operations	0.26	(1.12)	0.03	0.75	0.82
Less Distributions From:
Net investment income	(0.33)	(0.18)	(0.15)	(0.22)	(0.28)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.33)	(0.23)	(0.44)	(0.27)	(0.28)
Net asset value, end of the period	$9.16	$9.23	$10.58	$10.99	$10.51
Total return(b)	2.81%	(10.76)%	0.20%	7.33%	8.38%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$281,284	$255,418	$340,326	$293,577	$215,752
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.46%	0.44%	0.45%	0.47%	0.48%
Net investment income	3.47%	1.70%	1.28%	2.01%	2.67%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

80

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.65	$11.40	$11.54	$11.34	$11.09
Income (loss) from Investment Operations:
Net investment income(a)	0.32	0.07	0.04	0.11	0.15
Net realized and unrealized gain (loss)	(0.04)	(0.72)	(0.11)	0.25	0.34
Total from Investment Operations	0.28	(0.65)	(0.07)	0.36	0.49
Less Distributions From:
Net investment income	(0.36)	(0.10)	(0.07)	(0.16)	(0.24)
Net asset value, end of the period	$10.57	$10.65	$11.40	$11.54	$11.34
Total return(b)	2.64% (c)	(5.75)% (c)	(0.58)% (c)	3.19%	4.42%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$209,032	$246,532	$287,244	$296,217	$308,186
Net expenses	0.69% (d)(e)	0.69% (d)(f)	0.73% (d)(f)(g)	0.78% (h)	0.80%
Gross expenses	0.77% (e)	0.72% (f)	0.73% (f)	0.78%	0.80%
Net investment income	3.04%	0.65%	0.36%	0.93%	1.31%
Portfolio turnover rate	267%	203%	247%	319% (i)	527% (i)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.01%.
(g)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(h)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

81

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.62	$11.38	$11.54	$11.35	$11.10
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.24	(0.02)	(0.05)	0.02	0.06
Net realized and unrealized gain (loss)	(0.04)	(0.71)	(0.11)	0.24	0.34
Total from Investment Operations	0.20	(0.73)	(0.16)	0.26	0.40
Less Distributions From:
Net investment income	(0.28)	(0.03)	(0.00) (b)	(0.07)	(0.15)
Net asset value, end of the period	$10.54	$10.62	$11.38	$11.54	$11.35
Total return(c)	1.86% (d)	(6.43)% (d)	(1.35)% (d)	2.34%	3.64%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$8,510	$14,145	$24,922	$19,628	$22,142
Net expenses	1.45% (e)	1.45% (e)	1.48% (e)(f)	1.53% (g)	1.55%
Gross expenses	1.53%	1.48%	1.49%	1.53%	1.55%
Net investment income (loss)	2.24%	(0.16)%	(0.40)%	0.18%	0.57%
Portfolio turnover rate	267%	203%	247%	319% (h)	527% (h)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.50% to 1.45%.
(g)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

82

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.68	$11.43	$11.57	$11.37	$11.12
Income (loss) from Investment Operations:
Net investment income(a)	0.37	0.11	0.08	0.14	0.19
Net realized and unrealized gain (loss)	(0.06)	(0.73)	(0.11)	0.26	0.33
Total from Investment Operations	0.31	(0.62)	(0.03)	0.40	0.52
Less Distributions From:
Net investment income	(0.39)	(0.13)	(0.11)	(0.20)	(0.27)
Net asset value, end of the period	$10.60	$10.68	$11.43	$11.57	$11.37
Total return(b)	2.94%	(5.45)%	(0.25)%	3.53%	4.77%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$45,716	$19,656	$12,972	$11,035	$5,272
Net expenses(c)	0.40%	0.39%	0.40% (d)	0.45% (e)	0.46%
Gross expenses	0.43%	0.40%	0.41%	0.46%	0.48%
Net investment income	3.44%	1.03%	0.68%	1.20%	1.65%
Portfolio turnover rate	267%	203%	247%	319% (f)	527% (f)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.45% to 0.40%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

83

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.69	$11.43	$11.57	$11.38	$11.13
Income (loss) from Investment Operations:
Net investment income(a)	0.35	0.10	0.07	0.13	0.17
Net realized and unrealized gain (loss)	(0.05)	(0.72)	(0.11)	0.25	0.34
Total from Investment Operations	0.30	(0.62)	(0.04)	0.38	0.51
Less Distributions From:
Net investment income	(0.39)	(0.12)	(0.10)	(0.19)	(0.26)
Net asset value, end of the period	$10.60	$10.69	$11.43	$11.57	$11.38
Total return	2.79% (b)	(5.42)% (b)	(0.33)% (b)	3.35%	4.67%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$486,496	$491,162	$707,904	$691,616	$457,248
Net expenses	0.45% (c)	0.45% (c)	0.48% (c)(d)	0.53% (e)	0.55%
Gross expenses	0.53%	0.48%	0.49%	0.53%	0.55%
Net investment income	3.30%	0.87%	0.61%	1.11%	1.55%
Portfolio turnover rate	267%	203%	247%	319% (f)	527% (f)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.50% to 0.45%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

84

Appendix A - Financial Intermediary Specific Sales Load Waivers

Appendix A - Intermediary Specific Information
Set forth below is information regarding sales load waivers and discounts available at specific financial intermediaries which are not affiliated with the Fund, the Adviser, and/or the Distributor. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales load waivers or discounts.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or in the statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Natixis Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Natixis Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Appendix A - Financial Intermediary Specific Sales Load Waivers

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
• Shares purchased in an Edward Jones fee-based program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
• Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
• The death or disability of the shareholder.
• Systematic withdrawals with up to 10% per year of the account value.
• Return of excess contributions from an Individual Retirement Account (IRA).
• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
• Shares exchanged in an Edward Jones fee-based program.
• Shares acquired through NAV reinstatement.
• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
• Initial purchase minimum: $250 (for Natixis Funds Class A shares only)
• Subsequent purchase minimum: none
Minimum Balances
• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
• A fee-based account held on an Edward Jones platform

Appendix A - Financial Intermediary Specific Sales Load Waivers

• A 529 account held on an Edward Jones platform
• An account with an active systematic investment plan or LOI
Exchanging Share Classes
• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC
Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
• Breakpoints as described in the fund’s Prospectus.
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
• A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

Appendix A - Financial Intermediary Specific Sales Load Waivers

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);

•	Shares purchased through a Merrill Lynch affiliated investment advisory program;

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies and procedures relating to sales load discounts and waivers;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus; and

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;

•	Return of excess contributions from an IRA account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement; and

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at

Appendix A - Financial Intermediary Specific Sales Load Waivers

Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Shares purchased through a Morgan Stanley self-directed brokerage account
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at OPCO
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
• Shares purchased by or through a 529 Plan
• Shares purchased through a OPCO affiliated investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
• Employees and registered representatives of OPCO or its affiliates and their family members
• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
• Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in this prospectus.
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Appendix A - Financial Intermediary Specific Sales Load Waivers

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Raymond James
• Shares purchased in an investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
• Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation
• Breakpoints as described in this prospectus
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
Robert W. Baird & Co.
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
• Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
• Shares purchased from the proceeds of redemptions from another Natixis Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
• A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
• Shares sold due to death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
• Shares bought due to returns of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s prospectus
• Shares sold to pay Baird fees but only if the transaction is initiated by Baird
• Shares acquired through a right of reinstatement

Appendix A - Financial Intermediary Specific Sales Load Waivers

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
• Breakpoints as described in this prospectus
• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Appendix B - Financial Intermediary Specific Commissions & Investment Minimum Waivers

Appendix B - Financial Intermediary Specific Commissions & Investment Minimum Waivers
UBS Financial Services, Inc. (“UBS-FS”)
Pursuant to an agreement with the Funds, Class Y shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class Y shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions.
The minimum for the Class Y shares is waived for transactions through such brokerage platforms at UBS-FS.
JP Morgan
There is no initial investment minimum for shareholders purchasing Class N shares through Fee Based Programs (such as wrap accounts) where such shares are held within a JP Morgan omnibus account. Class N shares purchased through a Fee Based Program and held within a JP Morgan omnibus account, where the omnibus account does not have a balance of at least $1,000,000 within two years of the establishment of the omnibus account, will not be subject to liquidation.
Exemption from Minimum Balance Policy
Class N accounts held within an omnibus account are exempt from the $500 minimum balance policy.

B-1

Appendix C - Additional Index Information

Appendix C - Additional Index Information

Blended Index
A combination of benchmarks against which a portfolio can be compared. Weights are assigned to each individual benchmark in the blend, and a rebalancing frequency is set for how often the blend is reset to its original weights. These rebalancings will not necessarily correspond to the rebalancing of the Loomis Sayles Global Allocation Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. The blended index for the Loomis Sayles Global Allocation Fund is composed of the following weights: 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond Index.

Bloomberg U.S. 1-5 Year Government Bond Index
A subindex of the Bloomberg U.S. Government Index, which is comprised of the Bloomberg U.S Treasury and U.S. Agency Indices. The Bloomberg U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government). The Bloomberg U.S. Government Index is a component of the Bloomberg U.S. Government/Credit Bond Index and the Bloomberg U.S. Aggregate Bond Index.

Bloomberg U.S. Aggregate Bond Index
A broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Bloomberg U.S. Intermediate Government/Credit Bond Index
Includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

MSCI All Country World Index (Net)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Russell 1000® Growth Index
An unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index
The index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation.

C-1

If you would like more information about the Funds, the following documents are available free upon request:
Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
For a free copy of the Funds’ annual or semiannual reports or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at im.natixis.com or call the Funds at 800-225-5478.
Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.
Text-only copies of the Funds’ reports and SAI and other information are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Investment Company Act File No. 811-06241	XB51-0224
Investment Company Act File No. 811-08282
Investment Company Act File No. 811-04323

Prospectus February 1, 2024

	Admin Class	Retail Class	Institutional Class	Class N
Loomis Sayles Fixed Income Fund			LSFIX
Loomis Sayles Global Bond Fund		LSGLX	LSGBX	LSGNX
Loomis Sayles Inflation Protected Securities Fund		LIPRX	LSGSX	LIPNX
Loomis Sayles Institutional High Income Fund			LSHIX
Loomis Sayles Small Cap Growth Fund		LCGRX	LSSIX	LSSNX
Loomis Sayles Small Cap Value Fund	LSVAX	LSCRX	LSSCX	LSCNX
Loomis Sayles Small/Mid Cap Growth Fund			LSMIX	LSMNX
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

appendix a - financial intermediary specific commissions & investment minimum waivers	A-1
appendix b - additional index information	B-1

fund summary

Loomis Sayles Fixed Income Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management fees	0.50%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.11%
Total annual fund operating expenses	0.61%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.61%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$62	$195	$340	$762
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-

1

fund summary

income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment-grade corporate securities, securitized assets, high-yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund’s overall strategy.
The Fund may invest up to 20% of its assets in foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities (including junior and senior bonds), U.S. government securities, commercial paper, collateralized loan obligations, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities, including mortgage dollar rolls, when-issued securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions (such as forward currency contracts) and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund’s investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

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Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Interest Rate Risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates.
Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts, uncleared swaps and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Equity Securities Risk is the risk that the value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make

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issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Mortgage-Related and Asset-Backed Securities Risk is the risk associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity, inflation and valuation risks).
REITs Risk is the risk that the value of the Fund’s investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

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Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2020, 9.15% Lowest Quarterly Return: First Quarter 2020, -12.99%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	8.20%	3.29%	2.93%
Return After Taxes on Distributions	6.34%	1.69%	1.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.86%	2.01%	1.55%
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%
Bloomberg U.S. Government/Credit Bond Index	5.72%	1.41%	1.97%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Credit Bond Index as the Fund’s primary benchmark because the Fund believes it provides a more appropriate comparison to the Fund’s investable universe.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. Index performance reflects no deduction for fees, expenses or taxes.
MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Matthew J. Eagan, CFA®, Portfolio Manager and Co-Head of the Full Discretion Team, and Director at Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.
Brian P. Kennedy, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2016.
PURCHASE AND SALE OF FUND SHARES
The following information shows the investment minimums for various types of accounts:
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $3,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums. The minimum may also be waived for the clients of financial consultants and financial institutions that have a business relationship with Loomis Sayles, if such client invests at least $1,000,000 in the Fund.
The Fund’s shares are available for purchase and are redeemable on any business day directly from the Fund by writing to the Fund at

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Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Global Bond Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.23%	0.23%	0.13%
Total annual fund operating expenses	0.78%	1.03%	0.68%
Fee waiver and/or expense reimbursement[1]	0.09%	0.09%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.69%	0.94%	0.64%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.69%, 0.94% and 0.64% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$70	$240	$424	$958
Retail Class	$96	$319	$560	$1,251
Class N	$65	$214	$375	$843
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four rating categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. Securities held by the Fund may be denominated in any currency and may be issued by issuers located in countries with emerging securities markets. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions (such as forward currency contracts) for investment or hedging purposes.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles analyzes political, economic and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.
In assessing both risks and opportunities related to the Fund’s investments, Loomis Sayles seeks to take into account the factors that may influence an investment’s performance over time. This includes material environmental, social, and governance (“ESG”) risks and opportunities (those which could cause a material impact on the value of an investment).
In integrating risks and opportunities into its investment process, Loomis Sayles takes into account ESG factors that it deems may be material to an investment, such as carbon intensity, renewable energy usage from low carbon sources, workplace diversity, and board composition, at all stages of the investment management process, including strategy development, investment analysis and due diligence, and portfolio construction (including at the point where the investment team considers investment opportunities), and as part of its ongoing monitoring and risk analysis.
To the extent that Loomis Sayles concludes that there is an ESG risk associated with an investment, Loomis Sayles assesses the probability and potential impact of that ESG risk against the potential pecuniary advantage to the Fund of making the investment. If Loomis Sayles believes the potential pecuniary advantage outweighs the actual or potential impact of the ESG risk, then Loomis Sayles may still make the investment.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, securitized and mortgage-related securities (including senior and junior loans, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, bank loans, structured notes, collateralized loan obligations, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

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Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Interest Rate Risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates.
Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund’s investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.
Bank Loans Risk is the risk that the Fund’s investments in bank loans are subject to credit risk and may not be adequately collateralized. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. There may also be less public information available about bank loans as compared to other debt securities.
Collateralized Loan Obligation (“CLO”) Risk is the risk that the Fund’s investments in CLOs involve risks in addition to the risks associated with investments in debt obligations and other fixed-income securities such as credit risk, interest rate risk, liquidity risk and market/issuer risk. The degree of such risk will generally correspond to the type of underlying assets and the specific tranche in which the Fund is invested. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO’s portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund. The tranche of the CLO held by the Fund may be subordinate to other classes of the CLO’s debt. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on one or more tranches of the CLO’s debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s

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opportunities to invest may be limited.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, structured notes, options, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts, uncleared swaps and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
ESG Risk is the risk related to ESG factors that may impact the performance of securities in which the Fund invests. Such ESG factors include, for example, climate change; resource depletion; renewal energy usage; governance, diversity and labor practices; workplace health and safety; supply chain standards; and product health and safety. The companies or issuers in which the Fund invests may not have favorable ESG characteristics.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the

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Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Mortgage-Related and Asset-Backed Securities Risk is the risk associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity, inflation and valuation risks).
Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Fourth Quarter 2023, 8.69% Lowest Quarterly Return: Second Quarter 2022, -9.58%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	5.48%	0.13%	0.54%
Return After Taxes on Distributions	5.48%	-0.58%	-0.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	-0.09%	0.24%
Retail Class - Return Before Taxes	5.15%	-0.13%	0.28%
Class N - Return Before Taxes	5.46%	0.16%	0.60%
Bloomberg Global Aggregate Bond Index	5.72%	-0.32%	0.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

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MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
David W. Rolley, CFA®, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2000.
Lynda L. Schweitzer, CFA®, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2007.
Scott M. Service, CFA®, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
Retail Class Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Loomis Sayles Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA and SEP-IRA	$1,000
There is no initial investment minimum for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 except there is no minimum initial investment for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.

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Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Inflation Protected Securities Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.31%	0.31%	0.22%
Total annual fund operating expenses	0.56%	0.81%	0.47%
Fee waiver and/or expense reimbursement[1],[2]	0.16%	0.16%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.65%	0.35%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.40%, 0.65% and 0.35% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
2	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$41	$163	$297	$686
Retail Class	$66	$243	$434	$987
Class N	$36	$139	$251	$580
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or “TIPS”). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
The Fund may invest in other securities, including but not limited to inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments and by foreign issuers. The Fund may also invest in nominal (i.e., non-inflation-protected) treasury securities, corporate bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, asset-backed securities and mortgage-related securities, including mortgage dollar rolls, and may invest up to 10% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security) and other derivatives. The Fund may also engage in futures transactions and foreign currency transactions (such as forward currency contracts).
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
TIPS Risk is the risk that the securities will not work as intended. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

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Interest Rate Risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates.
Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund’s investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, structured notes, futures transactions, and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts, uncleared swaps and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in

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a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Mortgage-Related and Asset-Backed Securities Risk is the risk associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity, inflation and valuation risks).
Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2020, 5.24% Lowest Quarterly Return: Second Quarter 2022, -6.73%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Institutional Class - Return Before Taxes	3.63%	3.36%	2.26%	-
Return After Taxes on Distributions	2.01%	1.71%	1.04%	-
Return After Taxes on Distributions and Sale of Fund Shares	2.13%	1.92%	1.22%	-
Retail Class - Return Before Taxes	3.48%	3.13%	2.00%	-
Class N - Return Before Taxes	3.69%	3.43%	-	2.57%
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%	1.27%

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Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Bloomberg U.S. TIPS Index	3.90%	3.15%	2.42%	2.40%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. TlPS Index as its additional benchmark for performance comparison.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Elaine Kan, CFA®, Portfolio Manager and Rate & Currency Strategist for the Fixed Income group at Loomis Sayles, has served as a portfolio manager of the Fund since 2012.
Kevin P. Kearns, Portfolio Manager and Head of the Alpha Strategies group at Loomis Sayles, has served as a portfolio manager of the Fund since 2012.
PURCHASE AND SALE OF FUND SHARES
The following chart shows the investment minimums for various types of accounts:
Retail Class Shares

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Loomis Sayles Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA and SEP-IRA	$1,000
There is no initial investment minimum for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 except there is no minimum initial investment for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

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•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.

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Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.
The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Institutional High Income Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management fees[1]	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses[2]	0.12%
Total annual fund operating expenses	0.70%
Fee waiver and/or expense reimbursement[3]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%
1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2023, as if such reduction had been in effect during the fiscal year ended September 30, 2023. The information has been restated to better reflect anticipated expenses of the Fund.
2	Other expenses include acquired fund fees and expenses of less than 0.01%.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.73% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund will invest primarily in below investment-grade fixed-income securities (commonly known as “junk bonds”) and other securities that are expected to produce a relatively high level of income (including income-producing preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating

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agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may invest up to 50% of its assets in foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities (including junior and senior loans), U.S. government securities, commercial paper, collateralized loan obligations, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities, and collateralized mortgage obligations, other asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions (such as forward currency contracts) and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund’s investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.

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Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Equity Securities Risk is the risk that the value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts, uncleared swaps and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Interest Rate Risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates.
Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on

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the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Mortgage-Related and Asset-Backed Securities Risk is the risk associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity, inflation and valuation risks).
REITs Risk is the risk that the value of the Fund’s investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2020, 11.00% Lowest Quarterly Return: First Quarter 2020, -18.43%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	9.98%	3.76%	3.51%
Return After Taxes on Distributions	7.33%	1.50%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares	5.92%	1.98%	1.61%
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%
Bloomberg U.S. Corporate High-Yield Bond Index	13.44%	5.37%	4.60%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. Corporate High-Yield Bond Index as its additional benchmark for performance comparison.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. Index performance reflects no deduction for fees, expenses or taxes.
MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Matthew J. Eagan, CFA®, Portfolio Manager and Co-Head of the Full Discretion Team and Director at Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.
Brian P. Kennedy, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2021.
Peter S. Sheehan, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, has served as a portfolio manager of the Fund since 2023.
Todd P. Vandam, CFA®, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, has served as a portfolio manager of the

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Fund since 2021.
PURCHASE AND SALE OF FUND SHARES
The following chart shows the investment minimums for various types of accounts:
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $3,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums. The minimum may also be waived for the clients of financial consultants and financial institutions that have a business relationship with Loomis Sayles, if such client invests at least $1,000,000 in the Fund.
The Fund’s shares are available for purchase and are redeemable on any business day directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Small Cap Growth Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.19%	0.19%	0.08%
Total annual fund operating expenses	0.94%	1.19%	0.83%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.19%	0.83%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.95%, 1.20% and 0.90% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$96	$300	$520	$1,155
Retail Class	$121	$378	$654	$1,443
Class N	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy and sell decisions.
The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in securities issued pursuant to Rule 1444A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments.
The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

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Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

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Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2020, 30.39% Lowest Quarterly Return: First Quarter 2020, -24.14%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	11.92%	10.01%	8.29%
Return After Taxes on Distributions	11.32%	8.32%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	7.97%	6.36%
Retail Class - Return Before Taxes	11.66%	9.74%	8.02%
Class N - Return Before Taxes	12.06%	10.13%	8.41%
Russell 3000® Index[1]	25.96%	15.16%	11.48%
Russell 2000® Growth Index	18.66%	9.22%	7.16%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Russell 3000® Index. The Russell 3000® Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Russell 2000® Growth Index as its additional benchmark for performance comparison.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Mark F. Burns, CFA®, Co-Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2005.
John J. Slavik, CFA®, Co-Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2005.

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PURCHASE AND SALE OF FUND SHARES
The following chart shows the investment minimums for various types of accounts:
Retail Class Shares

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Loomis Sayles Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA and SEP-IRA	$1,000
There is no initial investment minimum for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 except there is no minimum initial investment for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts

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and accounts of registered investment advisers may be subject to the investment minimums described above.
The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Small Cap Value Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses	0.21%	0.21%	0.46%[1]	0.12%
Total annual fund operating expenses	0.96%	1.21%	1.46%	0.87%
Fee waiver and/or expense reimbursement[2]	0.06%	0.06%	0.06%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.15%	1.40%	0.85%
1	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.15%, 1.40% and 0.85% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$92	$300	$525	$1,173
Retail Class	$117	$378	$659	$1,461
Admin Class	$143	$456	$792	$1,741
Class N	$87	$276	$480	$1,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market using a disciplined bottom-up approach to investing. Utilizing fundamental research, Loomis Sayles seeks to identify those stocks selling at a discount to its assessment of intrinsic value. The Fund’s investments focus on market inefficiencies and may include companies that are misunderstood by other investors; are undergoing a change in the business model or financial structure; or those companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.
The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments and, to the extent permitted by the Investment Company Act of 1940, and the rules thereunder (the “1940 Act”), investment companies. The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
REITs Risk is the risk that the value of the Fund’s investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Investments in Other Investment Companies Risk is the risk that the Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

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Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and additional indices that represent the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Fourth Quarter 2020, 27.47% Lowest Quarterly Return: First Quarter 2020, -33.76%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	19.45%	11.75%	7.50%
Return After Taxes on Distributions	14.68%	8.56%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	14.96%	9.08%	5.45%
Retail Class - Return Before Taxes	19.10%	11.47%	7.23%
Admin Class - Return Before Taxes	18.81%	11.18%	6.96%
Class N - Return Before Taxes	19.46%	11.80%	7.56%
Russell 3000® Index[1]	25.96%	15.16%	11.48%
Russell 2000® Value Index	14.65%	10.00%	6.76%
Russell 2000® Index	16.93%	9.97%	7.16%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Russell 3000® Index. The Russell 3000® Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Russell 2000® VaIue Index and the Russell 2000® Index as its additional benchmarks for performance comparison.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

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MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Joseph R. Gatz, CFA®, Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2000.
Jeffrey Schwartz, CFA®, Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2012.
PURCHASE AND SALE OF FUND SHARES
The following chart shows the investment minimums for various types of accounts:
Retail Class Shares

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Loomis Sayles Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA and SEP-IRA	$1,000
There is no initial investment minimum for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 except there is no minimum initial investment for:

•
Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC (“Natixis Advisors”), clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

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•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Admin Class Shares
Admin Class shares of the Fund are intended primarily for Certain Retirement Plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.
The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Small/Mid Cap Growth Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.
FUND FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
The Fund does not impose a sales charge, a redemption fee or an exchange fee.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Class N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.18%	0.17%
Total annual fund operating expenses	0.93%	0.92%
Fee waiver and/or expense reimbursement[1]	0.08%	0.09%[2]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%	0.83%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.85% and 0.83% of the Fund’s average daily net assets for Institutional Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
2	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees.
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$87	$288	$507	$1,136
Class N	$85	$284	$500	$1,123
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small/mid-cap companies,” including preferred stocks, warrants and securities convertible into common or preferred stocks. Currently, the Fund defines a small/mid-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2500™ Index, an index that tracks some or all of the stocks of the 2,500 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy and sell decisions.
The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments.
The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
Principal Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Small/Mid-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.
Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.
Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.
Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other

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market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.
Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.
Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

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Risk/Return Bar Chart and Table
The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.
To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.
Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2020, 28.50% Lowest Quarterly Return: First Quarter 2020, -21.89%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Life of Institutional Class (6/30/15)	Life of Class N (10/1/19)
Institutional Class - Return Before Taxes	6.71%	9.71%	8.28%	-
Return After Taxes on Distributions	6.71%	9.08%	6.87%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	7.79%	6.41%	-
Class N - Return Before Taxes	6.70%	-	-	6.94%
Russell 3000® Index[1]	25.96%	15.16%	11.80%	13.04%
Russell 2500™ Growth Index	18.93%	11.43%	8.49%	9.21%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Russell 3000® Index. The Russell 3000® Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Russell 2500™ Growth Index as its additional benchmark for performance comparison.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for Class N will vary. Index performance reflects no deduction for fees, expenses or taxes.
MANAGEMENT
Investment Adviser
Loomis Sayles
Portfolio Managers
Mark F. Burns, CFA®, Co-Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2015.
John J. Slavik, CFA®, Co-Portfolio Manager at Loomis Sayles, has served as a portfolio manager of the Fund since 2015.

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PURCHASE AND SALE OF FUND SHARES
The following chart shows the investment minimums for various types of accounts:
Institutional Class Shares
Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 except there is no minimum initial investment for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Registered Investment Advisers investing on behalf of their clients and certain fee based programs may aggregate investments of multiple clients to satisfy the $100,000 minimum initial investment amount.
At the discretion of Natixis Advisors, clients of Natixis Advisors, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.
The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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more information about investment strategies
Loomis Sayles Fixed Income Fund
Investment Objective
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment-grade corporate securities, securitized assets, high-yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund’s overall strategy.
The Fund may invest up to 20% of its assets in foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities (including junior and senior bonds), U.S. government securities, commercial paper, collateralized loan obligations, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities, including mortgage dollar rolls, when-issued securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions (such as forward currency contracts) and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

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Loomis Sayles Global Bond Fund
Investment Objective
The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four rating categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. Securities held by the Fund may be denominated in any currency and may be issued by issuers located in countries with emerging securities markets. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions (such as forward currency contracts) for investment or hedging purposes.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles analyzes political, economic and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.
In assessing both risks and opportunities related to the Fund’s investments, Loomis Sayles seeks to take into account the factors that may influence an investment’s performance over time. This includes material environmental, social, and governance (“ESG”) risks and opportunities (those which could cause a material impact on the value of an investment).
In integrating risks and opportunities into its investment process, Loomis Sayles takes into account ESG factors that it deems may be material to an investment, such as carbon intensity, renewable energy usage from low carbon sources, workplace diversity, and board composition, at all stages of the investment management process, including strategy development, investment analysis and due diligence, and portfolio construction (including at the point where the investment team considers investment opportunities), and as part of its ongoing monitoring and risk analysis.
To the extent that Loomis Sayles concludes that there is an ESG risk associated with an investment, Loomis Sayles assesses the probability and potential impact of that ESG risk against the potential pecuniary advantage to the Fund of making the investment. If Loomis Sayles believes the potential pecuniary advantage outweighs the actual or potential impact of the ESG risk, then Loomis Sayles may still make the investment.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, securitized and mortgage-related securities (including senior and junior loans, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, bank loans, structured notes, collateralized loan obligations, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

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In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.
Loomis Sayles Inflation Protected Securities Fund
Investment Objective
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or “TIPS”). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
The Fund may invest in other securities, including but not limited to inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments and by foreign issuers. The Fund may also invest in nominal (i.e., non-inflation-protected) treasury securities, corporate bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, asset-backed securities and mortgage-related securities, including mortgage dollar rolls, and may invest up to 10% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security) and other derivatives. The Fund may also engage in futures transactions and foreign currency transactions (such as forward currency contracts).
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.
Loomis Sayles Institutional High Income Fund
Investment Objective
The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund will invest primarily in below investment-grade fixed-income securities (commonly known as “junk bonds”) and other securities that are expected to produce a relatively high level of income (including income-producing preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four

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ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may invest up to 50% of its assets in foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg.
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities (including junior and senior loans), U.S. government securities, commercial paper, collateralized loan obligations, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities, and collateralized mortgage obligations, other asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions (such as forward currency contracts) and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).
The Fund will notify shareholders prior to any change to its policy to invest primarily in below investment-grade fixed-income securities and other securities that are expected to produce a relatively high level of income taking effect.
Loomis Sayles Small Cap Growth Fund
Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy and sell decisions.
The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity

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indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in securities issued pursuant to Rule 1444A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments.
The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
Loomis Sayles Small Cap Value Fund
Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market using a disciplined bottom-up approach to investing. Utilizing fundamental research, Loomis Sayles seeks to identify those stocks selling at a discount to its assessment of intrinsic value. The Fund’s investments focus on market inefficiencies and may include companies that are misunderstood by other investors; are undergoing a change in the business model or financial structure; or those companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.
The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments and, to the extent permitted by the Investment Company Act of 1940, and the rules thereunder (the “1940 Act”), investment companies. The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
Loomis Sayles Small/Mid Cap Growth Fund
Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small/mid-cap companies,” including preferred stocks, warrants and securities convertible into common or preferred stocks. Currently, the Fund defines a small/mid-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2500™ Index, an index that tracks some or all of the stocks of the 2,500 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.
In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically

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does not consider current income when making buy and sell decisions.
The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments.
The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.
TEMPORARY DEFENSIVE MEASURES
Temporary defensive measures may be used by a Fund during adverse economic, market, political or other conditions. In this event, each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in cash equivalents such as money market instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
DERIVATIVES TRANSACTIONS
Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions (including credit default swaps), forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). When a derivative is used as a hedge against an offsetting position that a Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative for purposes other than as a hedge, or if a Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions.

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REPURCHASE AGREEMENTS
Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on its cash at what is expected to be minimal market/issuer risk. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). There is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.
SECURITIES LENDING
Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section “Investment Strategies” in the Statement of Additional Information (the “SAI”) for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
PERCENTAGE INVESTMENT LIMITATIONS
Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
A “snapshot” of each Fund’s investments may be found in each Fund’s annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (60 days for Loomis Sayles Small Cap Value Fund) is available on the Fund’s website at www.loomissayles.com (click on the drop-down menu titled “Retail” then “Holdings”, then “View Holdings”). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of the Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at www.loomissayles.com (click on the drop-down menu titled “Retail”, then “Holdings”, then “View Holdings” (click fund name)). Please see the back cover of this Prospectus for more information on obtaining a copy of a Fund’s current annual or semiannual report.
more about risk
This section provides more information on certain principal risks that may affect a Fund’s portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds’ SAI, which is available without charge upon request (see back cover). The significance of any specific risk to an investment in a Fund will vary over time,

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depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Funds.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
RECENT MARKET EVENTS RISK
The COVID-19 pandemic resulted in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance, exacerbate other risks that apply to a Fund, exacerbate existing economic, political, or social tensions, have the potential to impair the ability of a Fund’s investment adviser or other service providers to serve the Fund, and lead to disruptions that negatively impact a Fund.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion. Other issuers or markets could be similarly affected by past or future geopolitical or other events or conditions.
BANK LOANS RISK
The Fund’s investments in bank loans are subject to credit risk may not be adequately collateralized. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. There may also be less public information available about bank loans as compared to other debt securities. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Transactions in bank loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In order to finance redemptions pending settlement of bank loans, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation, drawing on its cash and other short-term positions, all of which may adversely affect the Fund’s performance.
BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES RISK
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, a security must not have been rated by any of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the portfolio managers’ credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest.
Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade securities will fluctuate. When a Fund makes an investment, the Fund may incur costs, such as transactional or legal expenses, associated with the investment. With respect to investments in distressed instruments, including some below investment grade fixed-income securities, a Fund may be more likely to incur additional expenses. For example, if the issuer of below investment-grade securities defaults, a Fund may incur additional expenses to seek recovery.
The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of a Fund’s shares.

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Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.
It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.
COLLATERALIZED LOAN OBLIGATION RISK
Investments in CLOs involve risks in addition to the risks associated with investments in debt obligations and other fixed-income securities such as credit risk, interest rate risk, liquidity risk and market/issuer risk. The degree of such risk will generally correspond to the type of underlying assets and the specific tranche in which a Fund is invested. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO’s portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by a Fund. The tranche of the CLO held by a Fund may be subordinate to other classes of the CLO’s debt. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on one or more tranches of the CLO’s debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.
CREDIT/COUNTERPARTY RISK
This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing an asset-backed security, or the counterparty to a derivatives or an over-the-counter (“OTC”) transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund will be subject to credit/counterparty risk to the extent that it invests in fixed-income securities or asset-backed securities or is a party to derivatives or OTC transactions. This risk will be heightened to the extent a Fund enters into derivatives transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with OTC derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Funds that invest in below investment-grade fixed-income securities are subject to greater credit/counterparty risk (because such securities are subject to a greater risk of default) and market/issuer risk than funds that invest in higher quality fixed-income securities. Below investment-grade fixed-income securities, including senior loans and other floating rate securities that are rated below investment-grade, are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The value of loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy. The amount of public information with respect to senior loans may be less extensive than that is available for registered or exchange-listed securities.
The Funds’ investments in securities issued by U.S. government agencies are subject to credit/counterparty risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.
Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit/counterparty risk.
Funds that invest in foreign securities are subject to increased credit/counterparty risk, because, for example, of the difficulties of requiring foreign entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.
CURRENCY RISK
This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies or between two or more foreign currencies may cause the value of a Fund’s investments to decline. Funds that may invest in securities or other instruments denominated in, or that receive revenues in, foreign currency are subject to currency risk. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.

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CYBERSECURITY AND TECHNOLOGY RISK
The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Funds and their service providers, including those relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the Funds have developed processes and risk management systems designed to reduce these risks, the Funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.
DERIVATIVES RISK
As described herein and in the SAI, the use of derivatives involves special risks. To the extent that a Fund uses a derivative for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. A Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.
Funds that use derivatives also face additional risks, such as liquidity risk; market/issuer risk; management risk; the credit/counterparty risk relating to the other party to a derivative contract (which is generally greater for forward currency contracts, uncleared swaps and other OTC derivatives than for centrally cleared derivatives); the risk of difficulties in pricing and valuation; the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivatives transaction to imperfectly hedge the risk which it was intended to hedge. A Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.
A Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivative positions. When used, a Fund’s use of derivatives may affect the timing, amount or character of distributions payable to, and thus taxes payable by, shareholders. Similarly, for accounting and performance reporting purposes, income and gain characteristics may be different than if a Fund held the underlying securities or other assets directly.
Derivatives that are centrally cleared are subject to the credit/counterparty risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If a Fund’s counterparty, clearing house, or clearing house member were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearing house, or clearing house member, or suffer extended delays in recovering that collateral.
Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions by registered investment

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companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with the rule could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.
EMERGING MARKETS RISK
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems.
Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges or sanctions, and unanticipated social or political occurrences.
The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.
Companies trading in emerging markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.
EQUITY SECURITIES RISK
The value of a Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may

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fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. In addition, the value of stock in a Fund’s portfolio may decline for a number of reasons that relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company’s goods and services. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stock, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
ESG RISK
ESG Risk is the risk related to ESG factors that may impact the performance of securities in which a Fund invests. Such ESG factors include, for example, climate change; resource depletion; renewal energy usage; governance, diversity and labor practices; workplace health and safety; supply chain standards; and product health and safety. The companies or issuers in which a Fund invests may not have favorable ESG characteristics. Evaluation of ESG factors is qualitative and subjective by nature, and there is no guarantee that any judgment exercised by a Fund’s adviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor.
FOREIGN SECURITIES RISK
This is the risk associated with investments in issuers that are located or do business in foreign countries. A Fund’s investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.
The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, disclosure, custody and auditing standards and practices of foreign countries differ, in some cases significantly, from U.S. standards and practices, and are often not as rigorous. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions or threat thereof by other countries (such as the United States), political changes or diplomatic developments, as well as civil unrest, geopolitical tensions, wars and acts of terrorism, may impair a Fund’s ability to buy, sell, hold, receive, deliver or otherwise transact in certain securities and can cause the value of a Fund’s investments in a foreign country to decline. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, a Fund could lose its entire investment in a particular foreign issuer or country. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.
Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See “Emerging Markets Risk.”
INFLATION/DEFLATION RISK
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. This risk is elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.
INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. Interest rates can also change in response to the supply and demand for credit, inflation rates, and other factors. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. In addition, the value of certain derivatives (such as interest rate futures) is related to changes in interest rates and may suffer significant price declines as a result of interest

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rate changes. A prolonged period of low interest rates may cause a Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise.
Even funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) or comparable unrated securities. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations. A significant change in interest rates could cause a Fund’s share price (and the value of your investment) to change.
Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.
Funds also face increased interest rate risk when they invest in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities), interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.
Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.
INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK
This is the risk that a Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the other investment companies in proportion to the allocation of the Fund’s assets among the other investment companies.
LARGE INVESTOR RISK
Ownership of shares of a Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in a Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if a Fund’s sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase a Fund’s expenses or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios.
LEVERAGE RISK
When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund may be more volatile, and other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if a Fund had not used leverage.
LIQUIDITY RISK
Liquidity risk is the risk that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in a Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of a Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If a Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value a Fund’s investments. A Fund may invest in liquid investments that become illiquid due to financial distress,

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or geopolitical events such as sanctions, trading halts or wars. In some cases, especially during times of market turmoil, there may be no buyers or sellers for securities in certain asset classes and a redemption may dilute the interest of the remaining shareholders.
MANAGEMENT RISK
Management risk is the risk that Loomis Sayles’ investment techniques could fail to achieve a Fund’s objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles’ decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.
MARKET/ISSUER RISK
The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets or on specific sectors, industries and countries. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. Events such as these and their impact on the Funds may be difficult or impossible to predict.
MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK
Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would give rise to extension risk by extending the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. It would also increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.
The value of some mortgage-backed and asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn or recession, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.
A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that

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a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
REITS RISK
REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default or prepayment by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.
Furthermore, the real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect a REIT’s performance, and therefore a Fund’s performance. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.
A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.
SMALL/MID-CAPITALIZATION COMPANIES RISK
The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit and market/issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
TIPS RISK
TIPS are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation, based upon an index intended to measure the rate of inflation. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. As a result of these factors, there is a risk that the securities will not work as intended.

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management
Investment Adviser
Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $335.2 billion in assets under management as of December 31, 2023. Loomis Sayles is well known for its professional research staff. Loomis Sayles makes investment decisions for each of the Funds.
The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2023, as a percentage of each Fund’s average daily net assets, were:

Fund	Aggregate Advisory Fee
Loomis Sayles Fixed Income Fund	0.50%
Loomis Sayles Global Bond Fund (after waiver)	0.48%
Loomis Sayles Inflation Protected Securities Fund (after waiver)	0.10%
Loomis Sayles Institutional High Income Fund	0.58%
Loomis Sayles Small Cap Growth Fund	0.75%
Loomis Sayles Small Cap Value Fund (after waiver)	0.70%
Loomis Sayles Small/Mid Cap Growth Fund (after waiver)	0.66%
A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in the Funds’ annual reports for the fiscal year ended September 30, 2023.
The Funds consider the series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II, all of which are advised or subadvised by Natixis Advisors, Loomis Sayles, AEW Capital Management, L.P., Gateway Investment Advisers, LLC, Mirova US LLC, Harris Associates L.P. or Vaughan Nelson Investment Management, L.P. (collectively, the “Affiliated Investment Managers”), to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the 1940 Act for the purchase of other investment companies. The Affiliated Investment Managers are all under common control.
Portfolio Managers
The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the dates stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision-makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.
Mark F. Burns, CFA® has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since 2005 and the Loomis Sayles Small/Mid Cap Growth Fund since its inception in 2015. Mr. Burns, Co-Portfolio Manager at Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns earned a B.A. from Colby College and an M.B.A. from Cornell University. He holds the designation of Chartered Financial Analyst® and has over 27 years of investment experience.
Matthew J. Eagan, CFA® has served as portfolio manager of the Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund since 2012. He served as an associate portfolio manager of the Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund from February 2007 to February 2012. Mr. Eagan, Portfolio Manager and Co-Head of the Full Discretion Team, and Director at Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan earned a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst® and has over 33 years of investment experience.
Joseph R. Gatz, CFA® has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since 2000. Mr. Gatz, Portfolio Manager at Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz earned a B.A. from Michigan State University and an M.B.A. from Indiana University. He holds the designation of Chartered Financial Analyst® and has over 38 years of investment experience.
Elaine Kan, CFA® has served as a portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since 2012. Ms. Kan, Portfolio Manager and Rate and Currency Strategist for the Fixed Income Group at Loomis Sayles, began her investment career in 1997 and joined Loomis Sayles in 2011. Prior to joining Loomis Sayles, she was a portfolio analyst at Convexity Capital Management. Previously,

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she was a fixed income analyst at Harvard Management Company. Ms. Kan earned a B.S. in engineering, a B.S. in finance and an M.S. in electrical engineering from the Massachusetts Institute of Technology. She holds the designation of Chartered Financial Analyst® and has over 23 years of investment experience.
Kevin P. Kearns has served as a portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since 2012. Mr. Kearns, Portfolio Manager and Head of the Alpha Strategies group at Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 2007. Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management. Mr. Kearns earned a B.S. from Bridgewater State College and an M.B.A. from Bryant College and has over 37 years of investment experience.
Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Fixed Income Fund since 2016 and the Loomis Sayles Institutional High Income Fund since 2021. Mr. Kennedy is a Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles. He began his investment industry career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader, then a credit trader in 2001 and a product manager in 2009. Mr. Kennedy earned a B.S. from Providence College and an M.B.A. from Babson College and has over 33 years of investment experience.
David W. Rolley, CFA® has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2000. Mr. Rolley, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley earned a B.A. from Occidental College and studied post-graduate economics at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst® and has over 43 years of investment experience.
Jeffrey Schwartz, CFA® has served as a portfolio manager of the Loomis Sayles Small Cap Value Fund since 2012. Mr. Schwartz, Portfolio Manager at Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 2012. He previously served as Vice President and Senior Portfolio Manager of Palisade Capital Management from 2004 until 2012. Mr. Schwartz earned a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan. He holds the designation of Chartered Financial Analyst® and has over 31 years of investment experience.
Lynda L. Schweitzer, CFA® has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2007. Ms. Schweitzer, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001. Ms. Schweitzer earned a B.A. from the University of Rochester and an M.B.A. from Boston University. She holds the designation of Chartered Financial Analyst® and has over 37 years of investment experience.
Scott M. Service, CFA® has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2014. Mr. Service, Portfolio Manager and Co-Head of the Global Fixed Income Team at Loomis Sayles, joined Loomis Sayles in 1995. Mr. Service earned a B.S. from Babson College and an M.B.A. from Bentley College. He holds the designation of Chartered Financial Analyst® and has over 32 years of investment experience.
Peter S. Sheehan has served as a portfolio manager of the Loomis Sayles Institutional High Income Fund since 2023. Mr. Sheehan, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, began his investment career in 2006 and joined Loomis Sayles in 2012. Mr. Sheehan received a B.A. from Vanderbilt University and an M.B.A. from the Carroll School of Management at Boston College and has over 16 years of investment experience.
John J. Slavik, CFA® has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since 2005 and the Loomis Sayles Small/Mid Cap Growth Fund since its inception in 2015. Mr. Slavik, Co-Portfolio Manager at Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in 2005. Mr. Slavik earned a B.A. from the University of Connecticut. He holds the designation of Chartered Financial Analyst® and has over 32 years of investment experience.
Todd P. Vandam, CFA® has served as portfolio manager of the Loomis Sayles Institutional High Income Fund since 2021. Mr. Vandam, Co-Portfolio Manager on the Full Discretion Team at Loomis Sayles, began his investment career and joined Loomis Sayles in 1994. Mr. Vandam received a B.A. from Brown University. He holds the designation of Chartered Financial Analyst® and has 29 years of investment experience.
Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Distribution Plans and Administrative Services and Other Fees
For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to

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shareholders. This 12b-1 fee currently is 0.25% of a Fund’s average daily net assets attributable to the shares of a particular class. Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.
Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to Natixis Distribution, LLC (“Natixis Distribution” or the “Distributor”) and/or securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.
The Distributor, on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee based on the value of Fund shares held for those customers’ accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles’ own resources and is not assessed against the Fund.
The Distributor, Loomis Sayles and their respective affiliates may, out of their own resources, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares; Class N shares do not bear such expenses.
The Distributor, on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing Institutional Class shareholders of the Funds a continuing fee at an annual rate of up to 0.40% of the value of Fund shares held for these customers’ accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles’ own resources and is not assessed against the Fund.
The Distributor may pay fees to third party broker-dealer firms for services provided by those firms. The fees vary by firm and are generally based on asset levels. Fees are paid by the Distributor (as distributor of the Funds) on behalf of Loomis Sayles, out of Loomis Sayles’ own resources.
The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or service advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.
Additional Information
The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, the Distributor and the Funds’ custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Funds.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. None of this Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

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Choosing a Share Class
Each class has different fees and expenses, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment. For information about the investment minimums for each class, see the section “Purchase and Sale of Fund Shares” in each Fund Summary. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you. The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.
For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary.
How Fund Shares Are Priced
NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The policies and procedures used to determine the NAV of Fund shares are summarized below:

•
A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•
The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.), (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information). See the Section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.

•
Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to the NYSE market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

•	If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”
Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. The Funds may use third-party pricing services to obtain market quotations and other valuation information, such as evaluated bids.
Generally, Fund securities and other investments are valued as follows:

•
Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market

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where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by a third-party pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•
Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by a third-party pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by a third-party pricing service, if available, or bid prices obtained from broker-dealers.

•
Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by a third-party pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by a third-party pricing service. If prices from a third-party pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•
Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid price and the ask price) supplied by a third-party pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through a third-party pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•
Futures — most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by a third-party pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by a third-party pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from a third-party pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services. As of the date of this prospectus, the Adviser serves as the Funds‘ valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.
Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

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Self-Servicing Your Account
(Excludes Class N shares)
Shareholders that hold their accounts directly with Funds may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.
Loomis Sayles Funds Website. You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund net asset values, change your address, order duplicate statements or tax forms or obtain a Prospectus, an SAI, an application or periodic reports (certain restrictions may apply).
Loomis Sayles Automated Voice Response System. You have access to your account 24 hours a day by calling Loomis Sayles Automated Voice Response System at 800-633-3330. You may review your account balance and Fund net asset values, order duplicate statements, order duplicate tax forms, obtain distribution and performance information.
How To Purchase Shares
Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Funds.
Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for Certain Retirement Plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased or exchanged through the website or through the Loomis Sayles Automated Voice Response System.
Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund’s NAV on that day.
All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.
A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”
You can buy shares of each Fund in several ways:
The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.
Through a financial adviser (Certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Through a broker-dealer (Certain restrictions may apply). You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Directly from the Fund. Loomis Sayles Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.
You can purchase shares directly from each Fund in several ways:
By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

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Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514
After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.
By wire. You also may wire subsequent investments. Call Loomis Sayles Funds at 800-633-3330 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.
By telephone. You can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330 if you have already established electronic privileges.
By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.
Through Automated Clearing House (“ACH”). Before you can purchase shares of Loomis Sayles Funds through ACH, you must provide specific instructions to Loomis Sayles Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of each Fund through ACH by either calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.
By internet. If you have established a user name and password and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a user name and password, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on “Client Login,” under Mutual Funds Login, click on “Login to Mutual Funds,” click on “Establish User ID,” and follow the instructions.
Through systematic investing.
You can make regular investments of $50 ($50,000 for the Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund) or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com. A medallion signature guarantee may be required to add this option.
Through liquid securities. Subject to the approval of a Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.
For information about Minimum Investment Requirements, see the section “Purchase and Sale of Fund Shares” in each Fund’s Summary.
Minimum Balance Policy. In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis the Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.
Certain accounts such as those using the Loomis Sayles Funds’ prototype document including IRAs, accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, are excluded from the liquidation.
Due to operational limitations, the Funds’ ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Funds may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per the timing and the constraints of the intermediaries’ account record keeping systems. For information about the policy for Class N shares, see the section “Purchase and Sale of Fund Shares” in each Fund’s Summary.
Accounts held through certain financial intermediaries that have entered into special arrangements with the Distributor may be subject to a different minimum balance policy than the one described above. Please see Appendix A to the Prospectus for more information regarding

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the minimum balance policies of specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or in the SAI. Consult your financial intermediary for additional information regarding the minimum balance policy applicable to your investment.
Certain Retirement Plans. Loomis Sayles Funds defines “Certain Retirement Plans” as it relates to share class eligibility and account minimums as follows:
Certain Retirement Plans include 401(k), 401(a), 457, (including profit-sharing, money purchase pension plans), 403(b), 403(b)(7), defined benefit plans, non-qualified deferred compensation plans, Taft-Hartley multi-employer plans, and retiree health benefit plans. Accounts must be plan-level omnibus accounts to qualify.
Certain Retirement Plans do not include individual retirement accounts such as an IRA, SIMPLE IRA, SEP IRA, SARSEP IRA, and Roth IRA. Any account registered in the name of a participant does not qualify.
Information about purchasing shares of the Funds is available at the Funds’ website at www.loomissayles.com.
How To Redeem Shares
You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. The information below details the various ways you can redeem shares of a Fund. Except as noted below and in the “Selling Restrictions” section of this Prospectus, each Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by a Fund, its agents, your bank or your financial representative in connection to your redemption request. The Funds do not currently impose any redemption charge. The Funds’ Board of Trustees reserves the right to impose additional charges at any time.
Each Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and Loomis Sayles Funds). Each Fund typically will redeem shares for cash; however, as described in more detail below, each Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.
Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.
Generally, for expedited payment of redemption proceeds, a transaction fee of $5.50 for wire transfers, $50 for international wire transfers or $36.00 for overnight delivery will be charged. These fees are subject to change.
Redemptions through your financial adviser. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.
Redemptions through your broker-dealer. You may redeem shares of the Fund through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.
Redemptions directly to the Funds. Loomis Sayles Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.
You may make redemptions directly from each Fund in several ways:
By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, your

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address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514
All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).
By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.
By internet. If you have established a user name and password and the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a user name and password, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on “Client Login,” under Mutual Funds Login, click on “Login to Mutual Funds,” click on “Register,” and follow the instructions (certain restrictions may apply).

By telephone. You may redeem shares by calling Loomis Sayles Funds at 800-633-3330. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.
The telephone redemption privilege may be modified or terminated by the Funds without notice.
You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. If you prefer, you can decline telephone redemption and transfer privileges by calling Loomis Sayles Funds at 800-633-3330.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.
In-Kind. Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although each Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. For example, a Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.
You may also request an in-kind redemption of your shares by calling Loomis Sayles Funds at 800-633-3330. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. A Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.
Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
By wire. Before Loomis Sayles Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire. Your bank may charge you a fee to receive the wire.
By ACH. Before Loomis Sayles Funds can send redemptions through ACH, you must provide specific wiring instructions to Loomis Sayles Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.
STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

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•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.
Exchanging or Converting Shares
In general, you may exchange shares of each Fund for shares of the same class of another Loomis Sayles Fund that offers such class of shares (see the sections “How to Purchase Shares” and “How to Redeem Shares”) subject to restrictions noted below. When exchanging into a fund that has the same investment minimums the exchange must be for at least the minimum to open an account or the total NAV of your account, whichever is less. When exchanging into a fund that has a higher investment minimum, the exchange must be for at least the minimum to open an account. Once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $50.00. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its Prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Loomis Sayles Automated Voice Response System.
In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion.
Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. The Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund may be limited. Please consult your financial representative for more information.
In general, you may sell Institutional Class shares of any Loomis Sayles Fund and use the proceeds to purchase Class Y shares in any Natixis Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.
Cost Basis Reporting
Upon the redemption or exchange of your shares in a Fund, the Fund will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.
Dividends and Distributions
It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term capital gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of the net investment income and net realized capital gains, if any, are made at least annually.
A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.
Capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. To the extent permitted by law, the Board of Trustees may change the frequency with which each Fund

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declares or pays dividends. The table below provides further information about each Fund’s dividend policy.

Generally declares and pays dividends annually	Generally declares and pays dividends quarterly
Loomis Sayles Fixed Income Fund	Loomis Sayles Inflation Protected Securities Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Small Cap Value Fund
Loomis Sayles Small/Mid Cap Growth Fund
You may choose to:

•
Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested in shares of the same class of another Loomis Sayles Fund registered in your name. Certain investment minimums and restrictions may apply.

•
Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Loomis Sayles Fund.

•
Receive distributions from capital gains in cash while reinvesting distributions from dividends and interest in additional shares of the same class of the Fund, or in the same class of another Loomis Sayles Fund.

•	Receive all distributions in cash.

For accounts held directly with a Fund, any cash distributions to be paid by check, in an amount of $10 or less, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, a Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.
If you do not select an option when you open your account, all distributions will be reinvested.
Generally, if you earn more than $10 annually in taxable income from a Loomis Sayles Fund held in a non-retirement plan account, you will receive a Form 1099-DIV to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099-DIV as a permanent record. A fee may be charged for any duplicate information requested.
Restrictions On Buying, Selling and Exchanging Shares
The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent abusive purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long term shareholders, interfering with the efficient management of each Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small capitalization securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.
Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How to Redeem Shares.”
Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round-trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) into the same Fund. A round trip transaction is defined as occurring in a single Fund within a 30-day period. Two round trips in a 90-day period will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or their financial intermediary a written warning. The written warning will expire one year from the date the warning is issued, if no further violations occur during the period. After the detection of a second violation (i.e., two more round trip transactions in the Fund within a 90-day period), the Fund or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) in that Fund for 90 days. After the detection of a third

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violation within 12 months of the second violation, the Fund or the Distributor will restrict the shareholder and/or their financial intermediary from making purchases (including purchases by exchange) into any of the shareholder’s accounts in the violated Fund for one year from the date the third violation is issued. The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, record keeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive, and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries including a period of restriction with no end date.
Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.
This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Funds can monitor compliance by such investors with the trading limitations of the Funds or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for excessive trading and are not likely to engage in abusive trading.
The Funds and the Distributor may deem shares acquired, redeemed, or exchanged through a firm discretionary program where purchases and redemptions are made at a home office or firm level on behalf of a client not deemed to be intended to engage in market timing. In addition to the circumstances previously noted, the Funds reserve the right to waive any purchase and exchange restrictions at each Fund’s sole discretion where it believes such action is in the Fund’s best interests. The exception would require additional review as noted above for asset allocation programs.
Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.
Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts may be severely limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.
Purchase Restrictions
Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Each Fund reserves the right to create investment minimums in its sole discretion.
Selling Restrictions
The table below describes restrictions placed on selling shares of the Funds. Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
Each Fund may suspend the right of redemption:	When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. During an emergency as permitted by the SEC. During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	With a notice of a dispute between registered owners or death of a registered owner. With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:
When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser, or if requested by the redeeming shareholder and agreed to by the Fund.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.
Certificates
Certificates will not be issued or honored for any class of shares.
Unclaimed Property Laws. Many states have unclaimed property laws and regulations that provide for transfer to the state (also known as “escheatment”) of unclaimed or abandoned property under various circumstances. The particular circumstances may include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If your account is deemed unclaimed or abandoned under applicable state property laws or regulations, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently).
It is your responsibility to maintain a correct address for your account, to keep your account active by contacting the Transfer Agent by mail or telephone or accessing your account through the Funds’ website, and to promptly cash all checks for dividends, capital gains and redemptions. Each state’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, you are encouraged to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.
Tax Consequences
Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.
Each Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.

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Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income. A Fund’s transactions in derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.
Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided that the holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by a Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income. Additionally, a portion of a Fund’s distributions may be eligible for a dividends-received deduction in the case of corporate shareholders, provided certain requirements are met.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by a Fund and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of the Fund.
Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed.
Dividends declared by a Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.
Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest.
Distributions by a Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.
Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” above for information about certain cost basis reporting obligations.
Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. If a Fund invests more than 50% of its assets in foreign securities, it generally may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their

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investments under foreign laws.
A Fund’s investments in certain debt obligations (such as those issued with “OID” or accrued market discount, in each case as described in the SAI), mortgage-backed securities, asset-backed securities, REITs and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. In addition, a Fund’s investments in derivatives may affect the amount, timing or character of distributions to shareholders. In particular, a Fund’s transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.
A Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund’s ordinary income, and will be taxable to shareholders as such when it is distributed.
Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish the Fund with certain information and certifications or is otherwise subject to backup withholding.
Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
Restructuring and Liquidations
Investors should note that each fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of a fund, shareholders may redeem their shares of the fund pursuant to the procedures set forth under “How To Redeem Shares.” The proceeds from any such redemption will be the net asset value of the Fund’s shares. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For federal income tax purposes, an exchange of a fund’s shares for shares of another Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.
Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of a fund, for shares of a fund held using a Loomis Sayles Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, or SARSEP plan or in certain other retirement accounts, the Distributor will redeem any shares remaining in the fund on the liquidation date and purchase shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer in existence, then in shares of another comparable Natixis Fund or Loomis Sayles Fund) at net asset value. The information in your current account paperwork will be deemed up-to-date and accurate unless you promptly inform us otherwise. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether this paragraph applies to you.
financial highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual reports to shareholders. The Loomis Sayles Funds I annual report and Loomis Sayles Funds II annual report are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

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For a share outstanding throughout each period.
Loomis Sayles Fixed Income Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.99	$13.52	$13.17	$13.49	$13.40
Income (loss) from Investment Operations:
Net investment income(a)	0.46	0.33	0.44	0.55	0.59
Net realized and unrealized gain (loss)	(0.10)	(2.06)	0.73	(0.31)	0.19
Total from Investment Operations	0.36	(1.73)	1.17	0.24	0.78
Less Distributions From:
Net investment income	(0.11)	(0.29)	(0.64)	(0.56)	(0.59)
Net realized capital gains	(0.06)	(0.51)	(0.18)	—	(0.10)
Total Distributions	(0.17)	(0.80)	(0.82)	(0.56)	(0.69)
Net asset value, end of the period	$11.18	$10.99	$13.52	$13.17	$13.49
Total return	3.26%	(13.63)%	9.08%	1.78%	6.29%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$423,522	$399,698	$511,058	$633,060	$776,812
Net expenses	0.61%	0.58%	0.59%	0.58%	0.57%
Gross expenses	0.61%	0.58%	0.59%	0.58%	0.57%
Net investment income	4.06%	2.66%	3.27%	4.23%	4.51%
Portfolio turnover rate	35%	36%	99% (b)	29%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a repositioning of the portfolio due to a change in the portfolio management team.

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For a share outstanding throughout each period.
Loomis Sayles Global Bond Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$13.22	$17.62	$18.33	$17.07	$16.16
Income (loss) from Investment Operations:
Net investment income(a)	0.33	0.25	0.27	0.33	0.33
Net realized and unrealized gain (loss)	(0.08) (b)	(3.93)	(0.07)	1.12	0.69
Total from Investment Operations	0.25	(3.68)	0.20	1.45	1.02
Less Distributions From:
Net investment income	—	(0.38)	(0.35)	(0.08)	(0.05)
Net realized capital gains	—	(0.34)	(0.56)	(0.11)	(0.06)
Total Distributions	—	(0.72)	(0.91)	(0.19)	(0.11)
Net asset value, end of the period	$13.47	$13.22	$17.62	$18.33	$17.07
Total return(c)	1.89%	(21.73)%	0.91%	8.57%	6.27%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$229,010	$258,963	$381,340	$375,501	$353,872
Net expenses(d)	0.69%	0.70% (e)	0.69%	0.69%	0.70% (e)
Gross expenses	0.78%	0.75% (e)	0.75%	0.76%	0.76% (e)
Net investment income	2.35%	1.58%	1.47%	1.90%	2.00%
Portfolio turnover rate	49%	103% (f)	267%	273%	215%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.69% and the ratio of gross expenses would have been 0.75%.
(f)	The variation in the Fund’s turnover rate from 2021 to 2022 was primarily due to a change in trading strategy from a previously utilized auction strategy used in prior fiscal years.

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For a share outstanding throughout each period.
Loomis Sayles Global Bond Fund

	Retail Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$12.96	$17.29	$18.00	$16.76	$15.86
Income (loss) from Investment Operations:
Net investment income(a)	0.29	0.21	0.22	0.28	0.28
Net realized and unrealized gain (loss)	(0.08) (b)	(3.87)	(0.07)	1.10	0.68
Total from Investment Operations	0.21	(3.66)	0.15	1.38	0.96
Less Distributions From:
Net investment income	—	(0.33)	(0.30)	(0.03)	(0.00) (c)
Net realized capital gains	—	(0.34)	(0.56)	(0.11)	(0.06)
Total Distributions	—	(0.67)	(0.86)	(0.14)	(0.06)
Net asset value, end of the period	$13.17	$12.96	$17.29	$18.00	$16.76
Total return(d)	1.62%	(21.96)%	0.67%	8.32%	6.08%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$103,003	$117,540	$171,318	$178,887	$207,251
Net expenses(e)	0.94%	0.95% (f)	0.94%	0.94%	0.95% (f)
Gross expenses	1.03%	1.00% (f)	1.00%	1.01%	1.01% (f)
Net investment income	2.10%	1.33%	1.22%	1.65%	1.75%
Portfolio turnover rate	49%	103% (g)	267%	273%	215%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.94% and the ratio of gross expenses would have been 1.00%.
(g)	The variation in the Fund’s turnover rate from 2021 to 2022 was primarily due to a change in trading strategy from a previously utilized auction strategy used in prior fiscal years.

76

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Global Bond Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$13.26	$17.68	$18.39	$17.12	$16.21
Income (loss) from Investment Operations:
Net investment income(a)	0.33	0.26	0.27	0.33	0.34
Net realized and unrealized gain (loss)	(0.07) (b)	(3.95)	(0.07)	1.14	0.69
Total from Investment Operations	0.26	(3.69)	0.20	1.47	1.03
Less Distributions From:
Net investment income	—	(0.39)	(0.35)	(0.09)	(0.06)
Net realized capital gains	—	(0.34)	(0.56)	(0.11)	(0.06)
Total Distributions	—	(0.73)	(0.91)	(0.20)	(0.12)
Net asset value, end of the period	$13.52	$13.26	$17.68	$18.39	$17.12
Total return(c)	1.96%	(21.73)%	0.95%	8.66%	6.31%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$$94,721	$137,544	$195,829	$157,341	$246,394
Net expenses(d)	0.64%	0.65% (e)	0.64%	0.64%	0.65% (e)
Gross expenses	0.68%	0.66% (e)	0.66%	0.66%	0.66% (e)
Net investment income	2.39%	1.63%	1.51%	1.93%	2.06%
Portfolio turnover rate	49%	103% (f)	267%	273%	215%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.64% and the ratio of gross expenses would have been 0.65%.
(f)	The variation in the Fund’s turnover rate from 2021 to 2022 was primarily due to a change in trading strategy from a previously utilized auction strategy used in prior fiscal years.

77

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Inflation Protected Securities Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.53	$11.94	$11.78	$10.59	$10.13
Income (loss) from Investment Operations:
Net investment income(a)	0.27	0.66	0.44	0.11	0.20
Net realized and unrealized gain (loss)	(0.17)	(2.09)	0.18	1.18	0.48
Total from Investment Operations	0.10	(1.43)	0.62	1.29	0.68
Less Distributions From:
Net investment income	(0.39)	(0.84)	(0.46)	(0.10)	(0.22)
Net realized capital gains	—	(0.14)	—	—	—
Total Distributions	(0.39)	(0.98)	(0.46)	(0.10)	(0.22)
Net asset value, end of the period	$9.24	$9.53	$11.94	$11.78	$10.59
Total return(b)	0.99%	(12.55)%	5.33%	12.20%	6.73%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$93,240	$176,873	$217,863	$116,549	$24,076
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.56%	0.49%	0.52%	0.70%	0.96%
Net investment income	2.73%	5.90%	3.65%	1.00%	1.92%
Portfolio turnover rate	36%	107%	57%	82%	246%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

78

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Inflation Protected Securities Fund

	Retail Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.51	$11.92	$11.77	$10.57	$10.11
Income (loss) from Investment Operations:
Net investment income(a)	0.26	0.62	0.45	0.10	0.18
Net realized and unrealized gain (loss)	(0.18)	(2.07)	0.14	1.17	0.47
Total from Investment Operations	0.08	(1.45)	0.59	1.27	0.65
Less Distributions From:
Net investment income	(0.37)	(0.82)	(0.44)	(0.07)	(0.19)
Net realized capital gains	—	(0.14)	—	—	—
Total Distributions	(0.37)	(0.96)	(0.44)	(0.07)	(0.19)
Net asset value, end of the period	$9.22	$9.51	$11.92	$11.77	$10.57
Total return(b)	0.74%	(12.79)%	5.04%	12.09%	6.47%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$29,500	$31,496	$33,949	$7,805	$1,076
Net expenses(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.81%	0.74%	0.77%	0.95%	1.21%
Net investment income	2.67%	5.50%	3.76%	0.91%	1.77%
Portfolio turnover rate	36%	107%	57%	82%	246%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

79

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Inflation Protected Securities Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.54	$11.95	$11.79	$10.59	$10.13
Income (loss) from Investment Operations:
Net investment income(a)	0.31	0.70	0.49	0.10	0.21
Net realized and unrealized gain (loss)	(0.20)	(2.12)	0.14	1.20	0.47
Total from Investment Operations	0.11	(1.42)	0.63	1.30	0.68
Less Distributions From:
Net investment income	(0.40)	(0.85)	(0.47)	(0.10)	(0.22)
Net realized capital gains	—	(0.14)	—	—	—
Total Distributions	(0.40)	(0.99)	(0.47)	(0.10)	(0.22)
Net asset value, end of the period	$9.25	$9.54	$11.95	$11.79	$10.59
Total return(b)	1.05%	(12.49)%	5.37%	12.33%	6.78%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$14,070	$12,523	$8,401	$3,291	$1,779
Net expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Gross expenses	0.47%	0.41%	0.46%	0.68%	0.91%
Net investment income	3.14%	6.26%	4.06%	0.90%	2.09%
Portfolio turnover rate	36%	107%	57%	82%	246%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

80

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Institutional High Income Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$5.31	$6.56	$5.99	$6.44	$6.90
Income (loss) from Investment Operations:
Net investment income(a)	0.33	0.28	0.26	0.29	0.34
Net realized and unrealized gain (loss)	0.08	(1.15)	0.63	(0.32)	(0.35)
Total from Investment Operations	0.41	(0.87)	0.89	(0.03)	(0.01)
Less Distributions From:
Net investment income	(0.26)	(0.23)	(0.32)	(0.37)	(0.37)
Net realized capital gains	—	(0.15)	—	(0.05)	(0.08)
Total Distributions	(0.26)	(0.38)	(0.32)	(0.42)	(0.45)
Net asset value, end of the period	$5.46	$5.31	$6.56	$5.99	$6.44
Total return	7.88%	(14.06)%	15.16%	(0.67)%	0.20%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$312,743	$312,065	$364,445	$516,815	$572,393
Net expenses	0.72%	0.69%	0.70%	0.69%	0.68%
Gross expenses	0.72%	0.69%	0.70%	0.69%	0.68%
Net investment income	6.12%	4.70%	4.07%	4.84%	5.33%
Portfolio turnover rate	64%	65%	105% (b)	25%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a repositioning of the portfolio due to a change in the portfolio management team.

81

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Growth Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.88	$36.57	$28.51	$26.30	$31.55
Income (loss) from Investment Operations:
Net investment loss(a)	(0.12)	(0.15) (b)	(0.26)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	2.75	(7.06)	8.94	4.73	(2.51)
Total from Investment Operations	2.63	(7.21)	8.68	4.56	(2.67)
Less Distributions From:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$24.79	$22.88	$36.57	$28.51	$26.30
Total return	11.64%	(24.77)% (b)	30.53%	17.98%	(6.88)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$974,539	$883,458	$1,299,777	$1,037,625	$908,616
Net expenses	0.94%	0.93%	0.92%	0.94%	0.95%
Gross expenses	0.94%	0.93%	0.92%	0.94%	0.95%
Net investment loss	(0.50)%	(0.51)% (b)	(0.72)%	(0.66)%	(0.62)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (24.83%) and the ratio of net investment loss to average net assets would have been (0.56%).

82

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Growth Fund

	Retail Class
	Year Ended September 30, 2023	Year Ende September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.98	$32.79	$25.67	$23.95	$29.09
Income (loss) from Investment Operations:
Net investment loss(a)	(0.16)	(0.19) (b)	(0.30)	(0.21)	(0.21)
Net realized and unrealized gain (loss)	2.39	(6.14)	8.04	4.28	(2.35)
Total from Investment Operations	2.23	(6.33)	7.74	4.07	(2.56)
Less Distributions From:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$21.49	$19.98	$32.79	$25.67	$23.95
Total return	11.32%	(24.94)% (b)	30.20%	17.67%	(7.11)% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$62,965	$62,909	$105,027	$98,205	$95,635
Net expenses	1.19%	1.18%	1.17%	1.19%	1.19% (d)
Gross expenses	1.19%	1.18%	1.17%	1.19%	1.20%
Net investment loss	(0.75)%	(0.76)% (b)	(0.92)%	(0.91)%	(0.86)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), total return would have been (25.01%) and the ratio of net investment loss to average net assets would have been (0.81%).

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

83

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Growth Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$23.23	$37.01	$28.81	$26.53	$31.76
Income (loss) from Investment Operations:
Net investment loss(a)	(0.10)	(0.11) (b)	(0.22)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	2.80	(7.19)	9.04	4.77	(2.52)
Total from Investment Operations	2.70	(7.30)	8.82	4.63	(2.65)
Less Distributions From:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$25.21	$23.23	$37.01	$28.81	$26.53
Total return	11.77%	(24.69)% (b)	30.66%	18.09%	(6.76)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,154,817	$1,030,728	$1,475,139	$1,066,067	$629,914
Net expenses	0.83%	0.82%	0.82%	0.82%	0.82%
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.82%
Net investment loss	(0.38)%	(0.39)% (b)	(0.62)%	(0.54)%	(0.49)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been (24.71%) and the ratio of net investment loss to average net assets would have been (0.44%).

84

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Value Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.57	$32.05	$22.34	$28.66	$35.27
Income (loss) from Investment Operations:
Net investment income(a)	0.08	0.13	0.04	0.12	0.10
Net realized and unrealized gain (loss)	4.37	(4.18)	11.79	(4.03)	(2.49)
Total from Investment Operations	4.45	(4.05)	11.83	(3.91)	(2.39)
Less Distributions From:
Net investment income	(0.13)	(0.05)	(0.13)	(0.12)	(0.08)
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.85)	(5.43)	(2.12)	(2.41)	(4.22)
Net asset value, end of the period	$24.17	$22.57	$32.05	$22.34	$28.66
Total return(b)	20.73%	(16.18)%	55.05%	(15.31)%	(4.11)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$201,632	$276,020	$378,856	$295,006	$433,360
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.96%	0.93%	0.94%	0.95%	0.93%
Net investment income	0.34%	0.48%	0.12%	0.48%	0.36%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

85

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Value Fund

	Retail Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$21.95	$31.33	$21.87	$28.11	$34.66
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.02	0.06	(0.04)	0.05	0.03
Net realized and unrealized gain (loss)	4.26	(4.06)	11.55	(3.96)	(2.44)
Total from Investment Operations	4.28	(4.00)	11.51	(3.91)	(2.41)
Less Distributions From:
Net investment income	(0.07)	—	(0.06)	(0.04)	—
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.79)	(5.38)	(2.05)	(2.33)	(4.14)
Net asset value, end of the period	$23.44	$21.95	$31.33	$21.87	$28.11
Total return(b)	20.47%	(16.40)%	54.69%	(15.56)%	(4.33)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$68,979	$63,738	$92,036	$83,163	$134,434
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.21%	1.18%	1.19%	1.20%	1.18%
Net investment income (loss)	0.09%	0.23%	(0.12)%	0.23%	0.10%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

86

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Value Fund

	Admin Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$20.31	$29.44	$20.65	$26.68	$33.25
Income (loss) from Investment Operations:
Net investment loss(a)	(0.03)	(0.01)	(0.10)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	3.92	(3.74)	10.88	(3.73)	(2.39)
Total from Investment Operations	3.89	(3.75)	10.78	(3.74)	(2.43)
Less Distributions From:
Net investment income	(0.01)	—	—	—	—
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.73)	(5.38)	(1.99)	(2.29)	(4.14)
Net asset value, end of the period	$21.47	$20.31	$29.44	$20.65	$26.68
Total return(b)	20.18%	(16.63)%	54.29%	(15.74)%	(4.60)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$5,812	$6,776	$9,440	$7,662	$13,357
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.46%	1.43%	1.43%	1.45%	1.43%
Net investment loss	(0.16)%	(0.02)%	(0.38)%	(0.03)%	(0.15)%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

87

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small Cap Value Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.58	$32.07	$22.35	$28.68	$35.31
Income (loss) from Investment Operations:
Net investment income(a)	0.10	0.15	0.05	0.13	0.12
Net realized and unrealized gain (loss)	4.37	(4.19)	11.80	(4.03)	(2.50)
Total from Investment Operations	4.47	(4.04)	11.85	(3.90)	(2.38)
Less Distributions From:
Net investment income	(0.15)	(0.07)	(0.14)	(0.14)	(0.11)
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.87)	(5.45)	(2.13)	(2.43)	(4.25)
Net asset value, end of the period	$24.18	$22.58	$32.07	$22.35	$28.68
Total return	20.80% (b)	(16.16)%	55.15%	(15.28)%	(4.07)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$65,720	$75,168	$112,310	$92,818	$141,821
Net expenses	0.85% (c)	0.84%	0.85%	0.85%	0.83%
Gross expenses	0.87%	0.84%	0.85%	0.85%	0.83%
Net investment income	0.40%	0.53%	0.17%	0.53%	0.43%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

88

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small/Mid Cap Growth Fund

	Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.34	$15.25	$11.81	$10.03	$15.49
Income (loss) from Investment Operations:
Net investment loss(a)	(0.04)	(0.06)	(0.02) (b)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.46	(3.37)	3.56	2.06	(1.55) (c)
Total from Investment Operations	0.42	(3.43)	3.54	2.02	(1.59)
Less Distributions From:
Net realized capital gains	—	(1.48)	(0.10)	(0.24)	(3.87)
Net asset value, end of the period	$10.76	$10.34	$15.25	$11.81	$10.03
Total return(d)	4.06%	(25.43)%	30.00% (b)	20.38%	(3.27)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$118,499	$106,566	$70,526	$52,170	$34,312
Net expenses(e)	0.85%	0.84% (f)	0.84% (f)	0.84%	0.85%
Gross expenses	0.93%	0.91%	0.99%	1.21%	1.30%
Net investment loss	(0.37)%	(0.45)%	(0.14)% (b)	(0.34)%	(0.35)%
Portfolio turnover rate	63%	50%	50%	60%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 29.49% and the ratio of net investment loss to average net assets would have been (0.52%).

(c)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes additional voluntary waiver of advisory fee of 0.01%.

89

financial highlights

For a share outstanding throughout each period.
Loomis Sayles Small/Mid Cap Growth Fund

	Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.35	$15.26	$11.81	$9.89
Income (loss) from Investment Operations:
Net investment loss(a)	(0.04)	(0.05)	(0.01) (b)	(0.04)
Net realized and unrealized gain (loss)	0.46	(3.38)	3.56	2.20
Total from Investment Operations	0.42	(3.43)	3.55	2.16
Less Distributions From:
Net realized capital gains	—	(1.48)	(0.10)	(0.24)
Net asset value, end of the period	$10.77	$10.35	$15.26	$11.81
Total return(c)	4.06%	(25.41)%	30.08% (b)	22.08% (d)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$25,035	$46,814	$9,260	$1
Net expenses(e)	0.83%	0.83%	0.83%	0.83% (f)
Gross expenses	0.92%	0.91%	1.00%	107.49% (f)
Net investment loss	(0.37)%	(0.44)%	(0.08)% (b)	(0.34)% (f)
Portfolio turnover rate	63%	50%	50%	60% (g)

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 29.66% and the ratio of net investment loss to average net assets would have been (0.50%).

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.

90

appendix a - financial intermediary specific commissions & investment minimum waivers appendix a – financial intermediary specific commissions & investment minimum waivers
UBS Financial Services, Inc. (“UBS-FS”) (all Funds except Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Small/Mid Cap Growth Fund).
Pursuant to an agreement with the Funds, Institutional Class shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Institutional Class shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions.
The minimum for the Institutional Class shares is waived for transactions through such brokerage platforms at UBS-FS.
JP Morgan (all Funds except Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund).
There is no initial investment minimum for shareholders purchasing Class N shares through Fee Based Programs (such as wrap accounts) where such shares are held within a JP Morgan omnibus account.
Class N shares purchased through a Fee Based Program and held within a JP Morgan omnibus account, where the omnibus account does not have a balance of at least $1,000,000 within two years of the establishment of the omnibus account, will not be subject to liquidation.
Exemption from Minimum Balance Policy
Class N accounts held within an omnibus account are exempt from the $500 minimum balance policy.

A-1

appendix b - additional index information

additional index information

Bloomberg Global Aggregate Bond Index
Provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg U.S. Aggregate Bond Index
A broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Bloomberg U.S. Corporate High-Yield Bond Index
Measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

Bloomberg U.S. Government/Credit Bond Index
The index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities.

Bloomberg U.S. Treasury Inflation Protected Securities Index	An unmanaged index that tracks inflation-protected securities issued by the U.S. Treasury.
Russell 2000® Growth Index
An unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index
An unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	An unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market.
Russell 2000® Value Index
An unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

B-1

If you would like more information about the Funds, the following documents are available free upon request:
ANNUAL AND SEMIANNUAL REPORTS
Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.
To order a free copy of the Funds’ annual or semiannual reports or their SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds’ annual and semiannual reports and SAI are available on the Funds’ website at www.loomissayles.com.
Text-only copies of the Funds’ reports and SAI and other information are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-633-3330. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Loomis Sayles Funds I File No. 811-08282 Loomis Sayles Funds II File No. 811-06241	M-LS51-0224